        AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 26, 1999
                                                                       FILE NOS.
                                                                       333-83421
                                                                        811-9489


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X

                          PRE-EFFECTIVE AMENDMENT NO. 2

                          POST-EFFECTIVE AMENDMENT NO.

                                     AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X

                                 AMENDMENT NO. 2

                         -------------------------------


                                USALLIANZ FUNDS
                           (Exact Name of Registrant)


                              55 GREENS FARMS ROAD
                               WESTPORT, CT 06881
                    (Address of Principal Executive Offices)
                                 (888) 247-9744
                          -----------------------------

                                  GARY TENKMAN
                               BISYS FUND SERVICES
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                    (Name and Address for Agent for Service)


                          COPIES OF COMMUNICATIONS TO:
                            MATTHEW G. MALONEY, ESQ.
                     DICKSTEIN SHAPIRO MORIN & OSHINSKY LLP
                               2101 L STREET, N.W
                             WASHINGTON, D.C. 20037

    It is proposed that this filing will become effective (check appropriate box)
        [ ] immediately upon filing pursuant to paragraph (b)
        [ ] on (date) pursuant to paragraph (b)
        [ ] 60 days after filing pursuant to paragraph (a)(1)
        [ ] on (date) pursuant to paragraph (a)(1)
        [ ] 75 days after filing pursuant to paragraph (a)(2)
        [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

    If appropriate, check the following box:
        [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

    The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

                                   QUESTIONS?

                         Call toll free 1-877-833-7113

                       or your investment representative.

                                USALLIANZ FUNDS

                                  GROWTH FUND
                           GLOBAL OPPORTUNITIES FUND
                               FIXED INCOME FUND
                               MONEY MARKET FUND
                            DIVERSIFIED ASSETS FUND

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS Y SHARES
                                   PROSPECTUS

                                OCTOBER 27, 1999

                     THE SECURITIES AND EXCHANGE COMMISSION
                      HAS NOT APPROVED OR DISAPPROVED THE
                     SHARES DESCRIBED IN THIS PROSPECTUS OR
                     DETERMINED WHETHER THIS PROSPECTUS IS
                           TRUTHFUL OR COMPLETE. ANY
                      REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                                                              TABLE OF CONTENTS


                                                RISK/RETURN SUMMARY AND FUND EXPENSES



                                 [TRIANGLE
                                    LOGO]
Carefully review this                             3-4  Growth Fund
important section, which                          5-6  Global Opportunities Fund
summarizes each fund's                            7-9  Fixed Income Fund
investments, risks, past                           10  Money Market Fund
performance, and fees.                          11-12  Diversified Assets Fund
                                                13-16  Fees and Expenses of the Funds

                                                INVESTMENT OBJECTIVES, STRATEGIES AND RISKS



                                 [TRIANGLE
                                    LOGO]
Review this section for                            17  Investment Objectives, Strategies and Risks
specific information on each                       25  Other Considerations
fund's investment,                                 25  Year 2000
strategies and risks.

                                                FUND MANAGEMENT



                                 [TRIANGLE
                                    LOGO]
Review this section for                            27  The Investment Adviser
details on the people and                          27  Portfolio Managers
organizations who oversee                          28  Adviser's Prior Performance
the funds                                          29  The Administrator and Distributor

                                                SHAREHOLDER INFORMATION



                                  [TRIANGLE
                                    LOGO]
Review this section for                            30  Pricing of Fund Shares
details on how shares are                          31  Purchasing Shares
valued, how to purchase,                           35  Selling Your Shares
sell and exchange shares,                          38  Distribution Arrangements/Sales Charges
related charges and payments                       44  Exchanging Your Shares
of dividends and                                   45  Dividends, Distributions and Taxes
distributions

                                                BACK COVER



                                 [TRIANGLE
                                    LOGO]
                                                       Where to Learn More About USAllianz Funds

  RISK/RETURN SUMMARY AND FUND EXPENSES
                                                         [LOGO]


   The following is a summary of certain key information about USAllianz Funds which offers five separate, diversified investment portfolios (collectively, the "Funds" and each individually, a "Fund"). The "Risk/Return Summary and Fund Expenses" describe each Fund's objectives, principal investment strategies, principal investment risks and certain performance information under "Risk/Return Summary" and the Funds' expenses under "Fund Expenses." Additional information about the Funds can be found by referring to pages 17-26 further back in the Prospectus. Please be sure to read the more complete descriptions of the Funds' risks following this summary before you invest. The Funds are managed by Allianz of America, Inc. (the "Adviser").

                                               GROWTH FUND


    INVESTMENT OBJECTIVE              Long-term growth of capital.

    PRINCIPAL INVESTMENT              The Fund normally invests at least 80% of its total assets
    STRATEGIES                        in equity securities, which include common stocks, preferred stocks and convertible securities. The Fund may invest in
                                      both U.S. issuers and foreign issuers whose securities are
                                      U.S. dollar denominated and traded on a U.S. securities
                                      market. Although the Fund invests primarily in equity
                                      securities of larger capitalization companies, the Fund is not limited to such investments and may invest in companies with varying market capitalizations.
                                      The Adviser uses a fundamental, "bottom-up" approach to
                                      selecting securities for investment. Factors considered
                                      include analysis of an issuer's financial condition,
                                      industry position, management, growth prospects, earnings
                                      estimates and other general economic and market conditions.
                                      Based upon the analysis of such factors, the Adviser selects those securities which, in the Adviser's judgment, will
                                      outperform the average for companies included in the S&P
                                      500(R) Index. The Adviser will consider selling those
                                      securities when it determines that such securities would no longer meet its criteria for purchase or when alternative
                                      investments become more attractive.

    PRINCIPAL INVESTMENT RISKS        The principal risks of investing in the Fund are:
                                      - Market Risk. This is the risk that the value of the Fund's investments will fluctuate as the stock or bond markets
                                        fluctuate and that prices overall will decline over short
                                        or long-term periods.
                                      - Selection Risk. This is the risk that poor security
                                        selection will cause the Fund to underperform other funds
                                        with similar investment objectives.
                                      - Capitalization Risk. Securities of small and
                                        mid-capitalization companies tend to be more volatile, have less predictable earnings, and are less liquid than those
                                        of large capitalization companies.
                                      - You may lose money by investing in the Fund.

    WHO MAY WANT TO INVEST?           Consider investing in the Fund if you are:
                                      - Investing for long-term goals, such as retirement
                                      - Seeking to add a growth component to your portfolio
                                      This Fund will not be appropriate for someone:
                                      - Seeking safety of principal
                                      - Investing for the short-term or investing emergency
                                        reserves
                                      - Looking primarily for regular income

  RISK/RETURN SUMMARY AND FUND EXPENSES
                                                         [Logo]

                                               GROWTH FUND
                                               CONTINUED

                                               PERFORMANCE BAR CHART AND TABLE


                                               YEAR-BY-YEAR TOTAL RETURNS AS OF
                                               12/31 FOR CLASS Y SHARES+
                                                       [CHART]


1994                                                                           -3.22%
1995                                                                           32.93%
1996                                                                            21.5%
1997                                                                           33.03%
1998                                                                           26.35%

                                     Past performance is not necessarily an
                                     indication of how the Fund will perform in the future.

                                     The returns for Class A and B shares will be lower than the Class Y shares' returns shown in the bar chart because fees and expenses (including sales loads) of the Class A and B shares are higher.


                                     + For the period January 1, 1999 through
                                     September 30, 1999, the aggregate
                                     (non-annualized) total return of the
                                     Commingled Account adjusted for Class A, B, and Y shares' expenses was 0.10%, 0.26% and 6.05%, respectively.


                                              Best quarter:  4th Quarter
                                              1998                        25.74%
                                              Worst quarter: 3rd Quarter
                                              1998                       -11.91%
                                                     AVERAGE ANNUAL TOTAL
                                                     RETURNS
                                                     (for the periods ending
                                                     December 31, 1998)


                                                  PAST     PAST       SINCE     INCEPTION
                                                  YEAR    5 YEARS   INCEPTION     DATE
                                                  ---------------------------------------
     CLASS A SHARES
     (with maximum sales charge)                  26.04%   21.01%     18.59%      4/1/93
                                                  ---------------------------------------
     CLASS B SHARES
     (with applicable CDSC)                       25.12%   20.12%     17.71%      4/1/93
                                                  ---------------------------------------
     CLASS Y SHARES                               26.35%   21.31%     18.88%      4/1/93
                                                  ---------------------------------------
     S&P 500(R)INDEX                              28.58%   24.06%     21.74%
    -------------------------------------------------------------------------------------



    * The quoted performance of the Fund represents the performance of the Commingled Account as described above. The Commingled Account was not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled Account had been registered, the Commingled Account's performance may have been adversely affected.



PERFORMANCE INFORMATION OF COMMINGLED ACCOUNT


While the Fund only commenced operations as of the date of this prospectus, it has adopted the performance of a master trust portfolio ("Commingled Account") advised by the Adviser, for periods dating back to April 1, 1993, as adjusted to reflect the full contractual rate of expenses associated with the Fund and its classes of shares at its inception. The Fund's investment objectives, policies and strategies are in all material respects equivalent to those employed by the Adviser in managing the Commingled Account. The assets of the Commingled Account are being transferred to the Fund.

The bar chart and table provide an indication of the risks of an investment in the Fund by showing performance of the Commingled Account from year to year and as compared to a broad-based securities index.* The Standard and Poor's 500 Composite Stock Price Index (the "S&P 500(R)") in the table below is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

  RISK/RETURN SUMMARY AND FUND EXPENSES
                                                         [Logo]

                                               GLOBAL OPPORTUNITIES FUND


    INVESTMENT OBJECTIVE              Long-term growth of capital.

    PRINCIPAL INVESTMENT              Under normal circumstances, the Fund invests at least 80% of
    STRATEGIES                        its total assets in equity securities of U.S. and foreign
                                      companies. Although the Fund invests primarily in equity
                                      securities of larger capitalization companies, the Fund is not limited to such investments and may invest in companies with varying market capitalizations. The Adviser organizes its research of equity securities into seven
                                      internally-defined sectors based on global economic or
                                      industry themes. These sectors include companies in the
                                      natural resources, life style, financial, high technology, telemedia, life science and transportation businesses. The
                                      Fund may be overweighted or underweighted in a particular
                                      sector or country relative to the Fund's benchmark, the MSCI
                                      World Equity Index. Because the United States currently
                                      comprises approximately 50% of such Index, the Fund will
                                      normally invest approximately the same amount in U.S.
                                      securities.
                                      The Adviser uses a fundamental "bottom-up" approach to
                                      selecting securities for investment. Factors considered may include analysis of an issuer's financial condition,
                                      industry position, management, growth prospects, earnings
                                      estimates and other general economic and market conditions.
                                      Based upon the analysis of such factors, the Adviser selects investments which, in the Adviser's judgment, will
                                      outperform the average for companies included in the MSCI
                                      World Equity Index.
                                      The Adviser will consider selling securities when the
                                      securities no longer meet the Adviser's criteria for
                                      purchase or when alternative investments become more
                                      attractive.

    PRINCIPAL INVESTMENT RISKS        The principal risks that apply to the Fund are:
                                      - Market Risk. This is the risk that the value of the Fund's investments will fluctuate as the stock or bond markets
                                        fluctuate and that prices overall will decline over short
                                        or long-term periods.
                                      - Foreign Risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign
                                        securities also are subject to political, regulatory, and
                                        diplomatic risks. Changes in currency rates are an
                                        additional risk of investments in foreign securities.
                                      - Selection Risk. This is the risk that poor security
                                        selection will cause the Fund to underperform other funds
                                        with similar investment objectives.
                                      - You may lose money by investing in the Fund.

  RISK/RETURN SUMMARY AND FUND EXPENSES
                                                         [Logo]

                                               GLOBAL OPPORTUNITIES FUND
                                               CONTINUED

    WHO MAY WANT TO INVEST?           Consider investing in the Fund if you are an individual:
                                      - Investing for Long-Term Goals, Such As Retirement
                                      - Seeking to Add a Global Growth Component to Your Portfolio
                                      - Seeking Capital Appreciation and Are Willing To Accept The
                                        Higher Volatility Associated With Investing In Foreign
                                        Stocks
                                      This Fund will not be appropriate for someone:
                                      - Seeking Safety of Principal
                                      - Investing for the short-term or investing emergency
                                        reserves
                                      - Looking primarily for regular income

    PERFORMANCE INFORMATION           This is a new Fund for which performance information is not yet available.
                                      The net asset value ("NAV") of the Fund will fluctuate with market conditions.

  RISK/RETURN SUMMARY AND FUND EXPENSES
                                                         [Logo]

                                               FIXED INCOME FUND


    INVESTMENT OBJECTIVE              To maximize total return with secondary emphasis on income.
    PRINCIPAL INVESTMENT              The Fund primarily invests in U.S. dollar denominated fixed
    STRATEGIES                        income securities.
                                      The Adviser begins the portfolio management process by
                                      reviewing current economic activity and forecasting how it may change in the future. The Adviser uses this forecast to allocate the Fund's assets across different market sectors and maturities based on its view of the relative value of
                                      each sector or maturity.
                                      The Fund will normally invest in government bonds,
                                      investment grade corporate bonds, mortgage-backed
                                      securities, asset-backed securities and municipal securities and may invest in non-investment grade corporate bonds but does not presently intend to do so. Under normal conditions, the Fund intends to hold securities (other than money market securities) with maturities between 1 and 30 years with an average maturity of between 5 and 13 years, when weighted
                                      according to the Fund's holdings. However, securities with any maturity are eligible for purchase. Individual
                                      securities are bought and sold based on fundamental analysis of the structural features of specific securities, current market price and estimated future value, and the credit
                                      quality of its issuer.

  RISK/RETURN SUMMARY AND FUND EXPENSES
                                                         [LOGO]

                                               FIXED INCOME FUND
                                               CONTINUED


    PRINCIPAL INVESTMENT RISKS        The principal risks of investing in the Fund are:
                                      - Interest Rate Risk. This is the risk that changes in
                                        interest rates will affect the value of the Fund's
                                        investments in income-producing or debt securities.
                                        Increases in interest rates may cause the value of the
                                        Fund's investments to decline.
                                      - Yield Curve Risk. This is the risk that changes in the
                                        shape of the yield curve will affect the value of the Fund's investments in income-producing or debt securities.
                                      - Volatility Risk. This is the risk that the magnitude of
                                        the changes in the shape of the yield curve will affect the value of the Fund's investments in income-producing or
                                        debt securities.
                                      - Credit Risk. This is the risk that the issuer of a
                                        security will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its
                                        obligations.
                                      - Selection Risk. This is the risk that poor security
                                        selection will cause the Fund to underperform other funds
                                        with similar investment objectives.
                                      - Prepayment Risk. The Fund's investments in
                                        mortgage-related and asset-backed securities are subject to the risk that the principal amount of the underlying
                                        obligation may be repaid prior to the bond's maturity
                                        date. Such repayments are common when interest rates
                                        decline. When such a repayment occurs, no additional
                                        interest will be paid on the investment. Prepayment
                                        exposes the Fund to lower return upon subsequent
                                        reinvestment of the principal.
                                      - You may lose money by investing in the Fund.


    WHO MAY WANT TO INVEST?           Consider investing in the Fund if you are:
                                      - Seeking to add a monthly income component to your
                                        portfolio
                                      - Willing to accept the risks of price and income
                                        fluctuations
                                      - Wanting to add diversification to a portfolio invested
                                        primarily in stocks
                                      This Fund will not be appropriate for someone:
                                      - Investing emergency reserves
                                      - Seeking a stable share price

  RISK/RETURN SUMMARY AND FUND EXPENSES
                                                         [LOGO]

                                               FIXED INCOME FUND
                                               CONTINUED

                                               PERFORMANCE BAR CHART AND TABLE

                                               YEAR-BY-YEAR TOTAL RETURNS AS OF

                                               12/31 FOR CLASS Y SHARES+

                                                          [CHART]

 1994                                                                        -3.93%
 1995                                                                        19.52%
 1996                                                                         2.63%
 1997                                                                         9.61%
 1998                                                                         8.97%


                                     The returns for Class A and B shares will be lower than the Class Y shares' returns shown in the bar chart because fees and expenses (including sales loads) of the Class A and B shares are higher.



                                     Past performance is not necessarily an
                                     indication of how the Fund will perform in the future.



                                     + For the period January 1, 1999 through
                                     September 30, 1999, the aggregate
                                     (non-annualized) total return of the
                                     Commingled Account adjusted for Class A, B, and Y Shares' expenses was -7.57%, -8.20% and -2.64%, respectively.


                                              Best quarter:  2nd Quarter
                                              1995                      6.97%
                                              Worst quarter: 1st Quarter
                                              1994                     -3.07%

                                                     AVERAGE ANNUAL TOTAL
                                                     RETURNS
                                                     (for the periods ending
                                                     December 31, 1998)




                                                   PAST      PAST       SINCE     INCEPTION
                                                   YEAR     5 YEARS   INCEPTION      DATE
                                                  ------------------------------------------
     CLASS A SHARES
     (with maximum sales charge)                     3.95%    6.07%    6.21 %        4/1/93
                                                  ------------------------------------------
     CLASS B SHARES
     (with applicable CDSC)                          3.89%    5.86%    5.90 %        4/1/93
                                                  ------------------------------------------
     CLASS Y SHARES                                  8.97%    7.07%    7.09 %        4/1/93
                                                  ------------------------------------------
     LEHMAN GOVERNMENT/CORPORATE
     BOND INDEX                                      9.47%    7.30%    7.42 %
    ----------------------------------------------------------------------------------------



    * The quoted performance of the Fund represents the performance of the Commingled Account as described above. The Commingled Account was not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled Account had been registered, the Commingled Account's performance may have been adversely affected.




PERFORMANCE INFORMATION OF COMMINGLED ACCOUNT



While the Fund only commenced operations as of the date of this prospectus, it has adopted the performance of a master trust portfolio ("Commingled Account") advised by the Adviser, for periods dating back to April 1, 1993, as adjusted to reflect the full contractual rate of expenses associated with the Fund and its classes of shares at its inception. The Fund's investment objectives, policies and strategies are in all material respects equivalent to those employed by the Adviser in managing the Commingled Account. The assets of the Commingled Account are being transferred to the Fund.


The bar chart and table provide an indication of the risks of an investment in the Fund by showing performance of the Commingled Account from year to year and as compared to a broad-based securities index.* The Lehman Government/Corporate Bond Index in the table below, is a widely recognized, unmanaged index comprised of U.S. government and corporate debt securities and is generally representative of the bond market as a whole.

  RISK/RETURN SUMMARY AND FUND EXPENSES
                                                         [Logo]

                                               MONEY MARKET FUND


    INVESTMENT OBJECTIVE              Current income consistent with stability of principal.

    PRINCIPAL INVESTMENT              The Fund invests primarily in high quality, U.S.
    STRATEGIES                        dollar-denominated short-term obligations, including
                                      commercial paper, asset-backed securities, obligations of
                                      financial institutions and other high-quality money market instruments issued by U.S. and foreign issuers. These
                                      securities will be rated in the two highest short-term
                                      rating categories of at least two rating agencies or will be unrated securities of comparable quality. The Adviser
                                      evaluates investments based on credit analysis and interest rate outlook.

                                      As a money market fund, the Fund is subject to strict
                                      federal requirements which restrict the Fund's investments to high-quality securities, limit the average maturity of
                                      the portfolio to 90 days or less, and limit the maturity of any security to no more than 397 days.

    PRINCIPAL INVESTMENT RISKS        Investors in the Fund should also be aware of the following risks:
                                      - Interest Rate Risk. This is the risk that changes in
                                        interest rates will affect the value of the Fund's
                                        investments in income-producing or debt securities.
                                        Increases in interest rates may cause the value of the
                                        Fund's investments to decline.
                                      - Credit Risk. This is the risk that the issuer of a
                                        security will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its
                                        obligations.
                                      - An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other
                                        government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is
                                        possible to lose money by investing in the Fund.

    WHO MAY WANT TO INVEST?           Consider investing in the Money Market Fund if you:
                                      - Are seeking preservation of capital
                                      - Have a low risk tolerance
                                      The Money Market Fund will not be appropriate for anyone:
                                      - Seeking high total returns
                                      - Pursuing a long-term goal or investing for retirement

    PERFORMANCE INFORMATION           This is a new Fund for which performance information is not yet available.
                                      The yield of the Fund will fluctuate with market conditions.

  RISK/RETURN SUMMARY AND FUND EXPENSES
                                                         [Logo]

                                               DIVERSIFIED ASSETS FUND


    INVESTMENT OBJECTIVE              Total return consistent with reduction of long-term
                                      volatility.

    PRINCIPAL INVESTMENT              The Fund pursues its objective through asset allocation and
    STRATEGIES                        security selection by investing in a diversified portfolio of bonds, stocks and money market securities of U.S. and
                                      foreign issuers. The Adviser will seek to allocate on
                                      average about 65% of the Fund's total assets to bonds, 25%
                                      to stocks and 10% to money market securities.
                                      - Bonds. The Fund invests in fixed income securities
                                        including (1) government and corporate bonds, (2)
                                        mortgage-backed securities, and (3) asset-backed
                                        securities. The Fund invests primarily in bonds rated
                                        within the four highest long-term or two highest
                                        short-term rating categories or comparable quality unrated securities. The Fund may invest up to 20% of its total
                                        assets in high yield debt securities although it does not
                                        presently intend to do so. Under normal conditions, the
                                        Fund intends to hold securities (other than money market
                                        securities) with maturities between 1 and 10 years.
                                        However, securities with any maturity are eligible for
                                        purchase. The Adviser begins the portfolio management
                                        process by reviewing current economic activity and
                                        forecasting how it may change in the future. The Adviser
                                        uses this forecast to allocate the Fund's assets across
                                        different market sectors and maturities based on its view
                                        of the relative value of each sector or maturity.
                                      - Stocks. The Fund invests in common stocks, preferred
                                        stocks and convertible securities. The Fund may invest in
                                        both U.S. issuers and foreign issuers whose securities are
                                        U.S. dollar denominated and traded on an U.S. security
                                        market, and invests primarily in equity securities of
                                        larger capitalization companies. The Adviser uses a
                                        "bottom-up" approach to selecting securities for
                                        investment. Based upon the analysis of various factors,
                                        the Adviser selects those securities which, in its
                                        judgment, will outperform the average for the companies
                                        included in the S&P 500(R) Index.
                                      - Money Market Instruments. The Fund will invest in
                                        high-quality, U.S. dollar denominated short-term
                                        obligations, including commercial paper, asset-backed
                                        securities, obligations of financial institutions and
                                        other high-quality money market instruments issued by U.S.
                                        and foreign issuers. These securities will be rated in the two highest short-term rating categories of at least two
                                        rating agencies or will be unrated securities of
                                        comparable quality.
                                      The Fund seeks to exceed the total return of a blended
                                      benchmark consisting of 65% of the Lehman Intermediate
                                      Government/Corporate Bond Index, 25% of the S&P 500(R) Index
                                      and 10% of the 90-day Treasury Bill. The Fund typically
                                      sells securities when the Adviser determines that such
                                      securities would no longer meet its criteria for purchase or when alternative investments become more attractive.

  RISK/RETURN SUMMARY AND FUND EXPENSES
                                                         [LOGO]

                                               DIVERSIFIED ASSETS FUND
                                               CONTINUED


    PRINCIPAL INVESTMENT RISKS        The principal risks of investing in the Fund are:
                                      - Market Risk. This is the risk that the value of the Fund's investments will fluctuate as the stock or bond markets
                                        fluctuate and that prices overall will decline over short
                                        or long-term periods.
                                      - Selection Risk. This is the risk that poor security
                                        selection will cause the Fund to underperform other funds
                                        with similar investment objectives.
                                      - Capitalization Risk. Securities of small and
                                        mid-capitalization companies tend to be more volatile, have less predictable earnings, and are less liquid than those
                                        of large capitalization companies.
                                      - Yield Curve Risk. This is the risk that changes in the
                                        shape of the yield curve will affect the value of the Fund's investments in income-producing or debt securities.
                                      - Volatility Risk. This is the risk that the magnitude of
                                        the changes in the shape of the yield curve will affect the value of the Fund's investments in income-producing or
                                        debt securities.
                                      - Credit Risk. This is the risk that the issuer of a
                                        security will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its
                                        obligations.
                                      - Interest Rate Risk. This is the risk that changes in
                                        interest rates will affect the value of the Fund's
                                        investments in income-producing or debt securities.
                                        Increases in interest rates may cause the value of the
                                        Fund's investments to decline.
                                      - You may lose money by investing in the Fund.

    WHO MAY WANT TO INVEST?           Consider investing in the Fund if you are:
                                      - Investing for long-term goals, such as retirement
                                      - Seeking regular monthly income
                                      - Pursuing a balanced approach to investments in both
                                        growth- and income-producing securities
                                        This Fund will not be appropriate for someone:
                                      - Pursuing an aggressive high growth investment strategy
                                      - Seeking a stable share price
                                      - Investing emergency reserves

    PERFORMANCE INFORMATION           This is a new Fund for which performance information is not yet available.
                                      The NAV of the Fund will fluctuate with market conditions.

  RISK/RETURN SUMMARY AND FUND EXPENSES
                                                         [LOGO]

                                               FEES AND EXPENSES OF THE FUNDS

   THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

                                                       FEE TABLE


                                                              GROWTH FUND            GLOBAL OPPORTUNITIES FUND
      SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR  ---------------------------   ---------------------------
                       INVESTMENT)                    CLASS A   CLASS B   CLASS Y   CLASS A   CLASS B   CLASS Y
      Maximum Sales Charge (Load) Imposed on
      Purchases (as a percentage of offering price)    5.75%      None      None     5.75%      None      None
      Maximum Deferred Sales Load (as a percentage
      of offering price)                                None     5.00%      None      None     5.00%      None
      Maximum Sales Charge (Load) Imposed on
      Reinvested Dividends                              None      None      None      None      None      None
      ANNUAL FUND OPERATING EXPENSES
      (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

      Management fees                                   .75%      .75%      .75%      .95%      .95%      .95%
      Distribution (12b-1) fees                         .25%      .75%      None      .25%      .75%      None
      Other expenses                                    .28%      .53%(1)   .28%     1.80%     2.05%(1)  1.80%
      Total Annual Fund Operating Expenses(2)          1.28%     2.03%     1.03%     3.00%     3.75%     2.75%
      Fee Waivers and/or Expense Reimbursements(3)      None      None      None     1.15%     1.15%     1.15%
      Net Expenses                                     1.28%     2.03%     1.03%     1.85%     2.60%     1.60%


   (1) Certain Service Organizations may receive fees from a Fund in amounts up to an annual rate of 0.25% of the daily net asset value of the Fund shares owned by the shareholders with whom the Service Organization has a servicing relationship.

   (2) Other Expenses and Total Annual Fund Operating Expenses are estimated for the current fiscal year.

   (3) The Adviser has entered into a contractual expense limitation agreement with the Trust, pursuant to which, until at least September 30, 2000, (a) the Adviser has agreed to limit each Fund's and each class' total expenses and (b) the Adviser is entitled to recoup any waived fees to the extent the actual total operating expenses are less than those stated above.

  RISK/RETURN SUMMARY AND FUND EXPENSES
                                                         [LOGO]

                                               FEES AND EXPENSES OF THE FUNDS
                                               CONTINUED

                                                       FEE TABLE


                                                           FIXED INCOME FUND             MONEY MARKET FUND
      SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR  ---------------------------   ---------------------------
                       INVESTMENT)                    CLASS A   CLASS B   CLASS Y   CLASS A   CLASS B   CLASS Y
      Maximum Sales Charge (Load) Imposed on
      Purchases (as a percentage of offering price)    4.75%      None      None      None      None      None
      Maximum Deferred Sales Load (as a percentage
      of offering price)                                None     5.00%      None      None     5.00%      None
      Maximum Sales Charge (Load) Imposed on
      Reinvested Dividends                              None      None      None      None      None      None
      ANNUAL FUND OPERATING EXPENSES
      (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

      Management fees                                   .50%      .50%      .50%      .35%      .35%      .35%
      Distribution (12b-1) fees                         .25%      .75%      None      .25%      .75%      None
      Other expenses                                    .30%      .55%(1)   .30%     1.90%     2.15%(1)  1.90%
      Total Annual Fund Operating Expenses(2)          1.05%     1.80%      .80%     2.50%     3.25%     2.25%
      Fee Waivers and/or Expense Reimbursements(3)      None      None      None     1.62%     1.62%     1.62%
      Net Expenses                                     1.05%     1.80%      .80%      .88%     1.63%      .63%


   (1) Certain Service Organizations may receive fees from a Fund in amounts up to an annual rate of 0.25% of the daily net asset value of the Fund shares owned by the shareholders with whom the Service Organization has a servicing relationship.

   (2) Other Expenses and Total Annual Fund Operating Expenses are estimated for the current fiscal year.

   (3) The Adviser has entered into a contractual expense limitation agreement with the Trust, pursuant to which, until at least September 30, 2000, (a) the Adviser has agreed to limit each Fund's and each class' total expenses and (b) the Adviser is entitled to recoup any waived fees to the extent the actual total operating expenses are less than those stated above.

  RISK/RETURN SUMMARY AND FUND EXPENSES
                                                         [Logo]

                                               FEES AND EXPENSES OF THE FUNDS
                                               CONTINUED

                                           FEE TABLE


                                                        DIVERSIFIED ASSETS FUND
      SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR  ---------------------------
                       INVESTMENT)                    CLASS A   CLASS B   CLASS Y
      Maximum Sales Charge (Load) Imposed on
      Purchases (as a percentage of offering price)    5.75%      None      None
      Maximum Deferred Sales Load (as a percentage
      of offering price)                                None     5.00%      None
      Maximum Sales Charge (Load) Imposed on
      Reinvested Dividends                              None      None      None
      ANNUAL FUND OPERATING EXPENSES
      (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

      Management fees                                   .55%      .55%      .55%
      Distribution (12b-1) fees                         .25%      .75%      None
      Other expenses                                   1.94%     2.19%(1)  1.94%
      Total Annual Fund Operating Expenses(2)          2.74%     3.49%     2.49%
      Fee Waivers and/or Expense Reimbursements(3)     1.54%     1.54%     1.54%
      Net Expenses                                     1.20%     1.95%      .95%


   (1) Certain Service Organizations may receive fees from a Fund in amounts up to an annual rate of 0.25% of the daily net asset value of the Fund shares owned by the shareholders with whom the Service Organization has a servicing relationship.

   (2) Other Expenses and Total Annual Fund Operating Expenses are estimated for the current fiscal year.

   (3) The Adviser has entered into a contractual expense limitation agreement with the Trust, pursuant to which, until at least September 30, 2000, (a) the Adviser has agreed to limit each Fund's and each class' total expenses and (b) the Adviser is entitled to recoup any waived fees to the extent the actual total operating expenses are less than those stated above.

  RISK/RETURN SUMMARY AND FUND EXPENSES
                                                         [Logo]

                                               FEES AND EXPENSES OF THE FUNDS
                                               CONTINUED
                                               EXPENSE EXAMPLE

                                                                           GLOBAL      FIXED        MONEY   DIVERSIFIED
                                                           GROWTH   OPPORTUNITIES     INCOME       MARKET        ASSETS
                                                            FUND             FUND       FUND         FUND          FUND
                                          CLASS A
                                            1 YEAR          $698       $  752           $577       $   90     $  690
                                            3 YEARS         $958       $1,347           $793       $  624     $1,239
                                          CLASS B
                                            1 YEAR          $706       $  763           $683       $  666     $  698
                                            3 YEARS         $937       $1,341           $866       $1,149     $1,228
                                          CLASS Y
                                            1 YEAR          $105       $  163           $ 82       $   64     $   97
                                            3 YEARS         $328       $  744           $255       $  202     $  628

THIS EXAMPLE IS INTENDED TO
HELP YOU COMPARE THE COST
OF INVESTING IN THE FUNDS
WITH THE COST OF INVESTING
IN OTHER MUTUAL FUNDS. THE
EXAMPLE ASSUMES THAT YOU
INVEST $10,000 IN THE
INDICATED FUND FOR THE
TIME PERIODS INDICATED AND
THEN REDEEM ALL OF YOUR
SHARES AT THE END OF THOSE
PERIODS. THE EXAMPLE ALSO
ASSUMES THAT YOUR
INVESTMENT HAS A 5% RETURN
EACH YEAR AND THAT EACH
FUND'S OPERATING EXPENSES
REMAIN THE SAME. ALTHOUGH
YOUR ACTUAL COSTS MAY BE
HIGHER OR LOWER, BASED ON
THESE ASSUMPTIONS, YOUR
COSTS WOULD BE:

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
                                                            [logo]


   This section of the Prospectus provides descriptions of the Funds' objectives, risks, strategies, and investments. Other strategies and investments not described below may be found in the Funds' Statement of Additional Information (SAI).


                                                GROWTH FUND

   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES: The Fund's investment objective is long-term growth of capital, which objective may not be changed without shareholder approval. In pursuit of its objective, the Fund normally invests at least 80% of its total assets in equity securities, which include common stocks, preferred stocks and convertible securities of U.S. issuers and foreign issuers whose securities are U.S. dollar denominated and are traded on a U.S. securities market. Although the Fund invests primarily in equity securities of larger capitalization companies, the Fund is not limited to such investments and will consider investing in securities of companies with varying market capitalizations if they otherwise meet the Adviser's criteria for purchases.


   The Adviser uses a fundamental, "bottom-up" approach to selecting securities for investment. Factors considered may include analysis of an issuer's financial condition, industry position, management, growth prospects, earnings estimates and other general economic and market conditions. Based upon the analysis of such factors, the Adviser selects those securities which, in the Adviser's judgment, will produce a return that exceeds the average for companies included in the S&P 500(R) Index. (See "Other Considerations -- Temporary Defensive Positions".)


   PRINCIPAL INVESTMENT RISKS: The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. The Fund faces the following general risks:


     - Market Risk: The values of stocks fluctuate in response to the activities of individual companies and general stock market and economic conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investment, such as short-term, high-grade fixed-income securities.



     - Selection Risk: Selection risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.



     - Capitalization Risk: To the extent the Fund invests significantly in small or mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings, more volatile share prices and less liquid securities than large-capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
                                                            [logo]

                                                GLOBAL OPPORTUNITIES FUND


   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES: The Fund's investment objective is long-term growth of capital, which objective may not be changed without shareholder approval. In pursuit of its objective, the Fund normally invests at least 80% of its total assets in equity securities, which include common stocks, preferred stocks, convertible securities, warrants and rights of U.S. and foreign issuers. Generally, the companies in which the Fund invests will be doing business in one of the following seven industry sectors:



     - Natural Resources: Natural resources, energy and construction service industries, including companies that provide basic resources for developing and industrialized countries (such as energy resources, utilities, building materials, forest and paper products, metals and miscellaneous materials).



     - Life Style: Innovative, solution-oriented companies in the consumer goods industry (such as producers and providers of appliances, household durable products, household products, recreation and other consumer goods), food industry (such as beverages, food and tobacco) and companies engaged in the design, production and/or distribution of goods or services in the leisure, tourism and merchandising industry.



     - Financial: Forward-thinking, solution driven companies providing financial-related services (such as banking, insurance and financial services, as well as real estate, wholesaling and international trade firms).



     - High Technology: Companies that rely extensively on high technology in their product range, development and/or operations (such as data processing and reproduction companies, electrical, electronics and electronic equipment companies.



     - Telemedia: Companies engaged in the development, production, sale and/or distribution of media-related services (such as broadcasting, publishing and internet companies) and companies committed to the development of new information technologies, contributing to progress being made in the development of new communication infrastructures and developing strategic communication solutions for the global economy.



     - Life Science: Global companies that offer innovative health and personal care services and products (including pharmaceutical and chemical companies).



     - Transportation: Innovative and solution-driven companies engaged in the business of transportation on either a regional or global basis.


   Although the Fund invests primarily in larger capitalization companies, the Fund is not limited to such investments and will consider investing in securities of companies with varying market capitalizations if they otherwise meet the Adviser's criteria for purchases. Similarly, while companies whose principal trading markets are developed or industrialized countries are likely to be the Fund's principal investments, the Fund is not limited to such investments and will consider investing in securities of companies trading in emerging or developing markets. The Fund may invest more than 25% of its total assets in a single country.

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
                                                            [logo]

                                                GLOBAL OPPORTUNITIES FUND
                                                CONTINUED


   The Adviser uses its own research, as well as input from its affiliates around the world and other third parties to identify attractive companies meeting the above sector descriptions. The Adviser then uses a fundamental "bottom-up" approach to selecting securities for investment. Factors considered may include analysis of an issuer's financial condition, industry position, management, growth prospects, earnings estimates and other general economic and market conditions. Based upon the analysis of such factors, the Adviser selects those securities which, in the Adviser's judgment, will produce a return that exceeds the average for companies included in the MSCI World Equity Index. The Fund may be overweighted or underweighted in a particular sector or country relative to the MSCI World Equity Index based upon the Adviser's judgment as to the relative prospects for investments in particular sectors and countries.


   The Adviser does not intend to invest in markets where property rights are not defined and supported by adequate legal infrastructure. The Fund may trade forward foreign currency contracts to hedge currency fluctuations of underlying security positions when it is believed that a foreign currency may suffer a decline against the U.S. dollar.

   (See "Other Considerations -- Temporary Defensive Positions".)

   PRINCIPAL INVESTMENT RISKS: The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. The Fund faces the following general risks:


     - Market Risk: The values of stocks fluctuate in response to the activities of individual companies and general stock market and economic conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investment, such as short-term, high-grade fixed-income securities.



     - Foreign Risk: Foreign investments may be riskier than U.S. investments. Such risks include, but are not limited to:


        - lack of, or less stringent, uniform accounting, auditing and financial reporting standards

        - changes in currency rates

        - nationalization, confiscation, difficulties enforcing contracts, or foreign withholding/taxes

        - political instability and diplomatic developments that could adversely affect the Fund's investments

        - less government oversight of foreign stock exchanges, brokers and listed companies

        - less liquidity due to lower trading volumes of foreign markets which may increase price volatility

        - foreign trading practices (including higher trading commissions, higher custodial charges and delayed settlements)

        - less publicly available information about foreign companies

        - negative effect on the value of the Fund's investments due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies


     - Selection Risk: Selection risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
                                                           logo

                                               FIXED INCOME FUND

   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES: The Fund's investment objective is to maximize total return with secondary emphasis on income, which objective may not be changed without shareholder approval.

   In pursuit of its objective, the Fund normally invests at least 80% of its total assets in fixed income securities rated within the four highest rating categories by a primary credit rating agency or, if unrated, which are determined by the Adviser to be of comparable quality. Fixed income securities include U.S. Government securities; corporate debt securities; U.S. dollar denominated securities of foreign issuers (including corporate debt securities, certificates of deposit and bankers' acceptances issued by foreign banks, and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities); zero coupon and pay-in-kind securities; asset-backed securities, mortgage-backed securities (including stripped mortgage-backed securities) and taxable and tax-exempt municipal securities.


   Although it does not presently intend to do so, the Fund also may invest up to 20% of its total assets in high yield securities (debt securities determined by a primary credit rating agency to have a lower probability of being paid and have a credit rating lower than BBB by Standard & Poor's or Baa by Moody's Investor Services, Inc. or, if unrated, which are deemed of comparable quality by the Adviser).


   The Adviser begins the portfolio management process by reviewing current economic activity and forecasting how it may change in the future. The Adviser uses this forecast to allocate the Fund's assets across different market sectors and maturities based on its view of the relative value of each sector or maturity. The Adviser analyzes the risk profile of the Fund's benchmark, the Lehman Government/ Corporate Bond Index, then adjusts the portfolio's risk relative to the benchmark to enhance long-term returns. Specific securities are included in the portfolio based on a fundamental analysis of the securities' cash flow risk and/or credit fundamentals.


   Under normal conditions, the Fund intends to hold securities (other than money market securities) with maturities primarily between 1 and 30 years with an average maturity of between 5 and 13 years, when weighted according to the Fund's holdings. However, securities with any maturity are eligible for purchase. The Adviser may sell a security if its fundamental qualities deteriorate or to take advantage of more attractive investment opportunities.


   (See "Other Considerations -- Temporary Defensive Positions".)

   PRINCIPAL INVESTMENT RISKS: The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. The Fund faces the following general risks:


     - Interest Rate Risk: Interest rate risk is the chance that the value of the bonds the Fund holds will decline due to rising interest rates. When interest rates rise, the price of most bonds goes down. When interest rates go down, bond prices go up. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
                                                          logo

                                               FIXED INCOME FUND
                                               CONTINUED


     - Credit Risk: Credit risk is the chance that a bond issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and the Fund's shares. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for the Fund to sell. Because of their more precarious financial position, issuers of high yield bonds may be more vulnerable to changes in the economy or to interest rate changes that might affect their ability to repay debt.



     - Prepayment Risk: The Fund's investments in mortgage-related and asset-backed securities are subject to the risk that the principal amount of the underlying obligation may be repaid prior to the bond's maturity date. Such repayments are common when interest rates decline. When such a repayment occurs, no additional interest will be paid on the investment. Prepayment exposes the Fund to lower return upon subsequent reinvestment of the principal.



     - Income Risk: Income risk is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term bonds.



     - Selection Risk: Selection risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.



     - Yield Curve Risk: This is the risk that changes in the shape of the yield curve will affect the value of the Fund's investments in income-producing or debt securities.



     - Volatility Risk: This is the risk that the magnitude of the changes in the shape of the yield curve will affect the value of the Fund's investments in income-producing or debt securities.


   ADDITIONAL RISKS:


     - Asset-backed securities involve the risk that such securities may not have the benefit of a complete security interest in the related collateral.


     - The Fund has authority to invest up to 20% of its assets in high yield, high risk debt securities. These lower quality securities have speculative characteristics and are more volatile and are more subject to credit risk than investment grade securities. High yield securities tend to be more susceptible to high interest rates and to real or perceived adverse economic and competitive industry conditions.

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
                                                           [logo]

                                                MONEY MARKET FUND
   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES: The Fund's investment objective is current income consistent with stability of principal, which objective may not be changed without shareholder approval.

   The Fund invests substantially all (but not less than 80%) of its total assets in a diversified and liquid portfolio of high quality, money market investments, including:

     - U.S. Government securities;

     - Certificates of deposits, time deposits, bankers' acceptances and other short-term instruments issued by U.S. or foreign banks;

     - U.S. and foreign commercial paper and other short-term corporate debt obligations, including those with floating rate or variable rates of interest;

     - Obligations issued or guaranteed by one or more foreign governments or their agencies, including supranational entities;

     - Loan participation interests;

     - Asset backed securities; and

     - Repurchase agreements collateralized by the types of securities described above.

   The Fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating, with the remainder invested in securities with the second-highest credit rating. The Fund is subject to certain federal requirements which include the following:

     - maintain an average dollar-weighted portfolio maturity of 90 days or less

     - buy individual securities that have remaining maturities of 13 months or less

     - invest only in high-quality, dollar-denominated, short-term obligations.

   (See "Other Considerations -- Temporary Defensive Positions".)

   PRINCIPAL INVESTMENT RISKS: The Fund is not guaranteed to maintain a constant net asset value of $1.00 per share, and it is possible to lose money by investing in the Fund.


     - Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Fund's investments in income-producing or debt securities. Increases in interest rates may cause the value of the Fund's investments to decline.



     - Credit Risk: Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
                                                            logo

                                                DIVERSIFIED ASSETS FUND
   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES: The Fund's investment objective is total return consistent with reduction of long-term volatility, which objective may not be changed without shareholder approval.


   While the Fund normally invests approximately 65% of its total assets in fixed income securities (which include investment grade corporate bonds and U.S. Government securities), 25% in equity securities and 10% in money market securities, the mix may vary within ranges of 50-70% for fixed income securities, 20-40% for stocks and 5-15% for money market securities.



   The Adviser uses a portfolio management team approach. In making asset allocation decisions, the portfolio management team evaluates forecasts for inflation, interest rates and long-term corporate earnings growth. The team then examines the potential effect of these factors on each asset group over a one-to-three year time period and compares its risk analysis to a weighted index of 65% of the Lehman Intermediate Government/Corporate Bond Index, 25% of the S&P 500(R) Index, and 10% of the 90-day Treasury Bill. The team then selects securities based on a bottom-up analysis in accordance with the following criteria:



     - Bonds. The Fund invests in fixed income securities including (1) government and corporate bonds, (2) mortgage-backed securities (including stripped mortgage-backed securities) and (3) asset-backed securities. The Fund invests primarily in bonds rated within the four highest long-term or two highest short-term rating categories or comparable quality unrated securities. The Fund may invest up to 20% of its total assets in high yield debt securities although it does not presently intend to do so. Under normal conditions, the Fund intends to hold debt securities (other than money market securities) with maturities between 1 and 10 years. However, securities with any maturity are eligible for purchase. The Adviser begins the portfolio management process by reviewing current economic activity and forecasting how it may change in the future. The Adviser uses this forecast to allocate the Fund's assets across different market sectors and maturities based on its view of the relative value of each sector or maturity.



     - Stocks. The Fund invests in common stocks, preferred stocks and convertible securities. The Fund may invest in both U.S. issuers and foreign issuers whose securities are U.S. dollar denominated and traded on a U.S. security market, and invests primarily in equity securities of larger capitalization companies. The Adviser uses a "bottom-up" approach to selecting securities for investment. Based upon the analysis of various factors, the Adviser selects those securities which, in its judgment, will outperform the average for the companies included in the S&P 500(R) Index.


     - Money Market Instruments. The Fund will invest in high-quality, U.S. dollar-denominated short-term obligations, including commercial paper, asset-backed securities, obligations of financial institutions and other high-quality money market instruments issued by U.S. and foreign issuers. These securities will be rated in one of the two highest short-term rating categories of at least two rating agencies or will be unrated securities of comparable quality.

   (See "Other Considerations -- Temporary Defensive Positions".)

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
                                                          [logo]

                                                DIVERSIFIED ASSETS FUND
                                                CONTINUED

   PRINCIPAL INVESTMENT RISKS: The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. The Fund faces the following general risks:


     - Market Risk: The values of stocks fluctuate in response to the activities of individual companies and general stock market and economic conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investment, such as short-term, high-grade fixed income securities.



     - Interest Rate Risk: Interest rate risk is the chance that the value of the bonds the Fund holds will decline due to rising interest rates. When interest rates rise, the price of most bonds goes down. When interest rates go down, bond prices go up. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.



     - Credit Risk: Credit risk is the chance that a bond issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return. Credit risk is somewhat minimized by the Fund's policy of investing primarily in bonds rated within the four highest long-term or two highest short-term rating categories or comparable quality unrated securities and through adequate diversification among issuers and industries.



     - Selection Risk: Selection risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.



     - Capitalization Risk: Securities of small and mid-capitalization companies tend to be more volatile, have less predictable earnings, and are less liquid than those of large capitalization companies.



     - Yield Curve Risk: This is the risk that changes in the shape of the yield curve will affect the value of the Fund's investments in income-producing or debt securities.



     - Volatility Risk: This is the risk that the magnitude of the changes in the shape of the yield curve will affect the value of the Fund's investments in income-producing or debt securities.

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
                                                            logo

                                                OTHER CONSIDERATIONS
   TEMPORARY DEFENSIVE POSITIONS: In order to meet liquidity needs or for temporary defensive purposes, each Fund may hold investments, including uninvested cash reserves, that are not part of its main investment strategy. Each of the Growth Fund, Global Opportunities Fund, Diversified Assets Fund and Fixed Income Fund (the "Non-Money Market Funds") may invest up to 100% of its assets in money market instruments, including short-term debt securities issued by the U.S. Government and its agencies and instrumentalities, domestic bank obligations, commercial paper or in repurchase agreements secured by bank instruments (with regard to the Global Opportunities Fund, such investment may include those of foreign governments and companies). In addition, each Non-Money Market Fund may hold equity securities which in the Adviser's opinion are more conservative than the types of securities in which the Fund typically invests. To the extent the Funds are engaged in temporary or defensive investments, a Fund will not be pursuing its investment objective.

   PORTFOLIO TURNOVER: While the Funds do not engage in short-term trading, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders and may adversely affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which are taxable as ordinary income when distributed to shareholders.

                                                YEAR 2000


   Like other funds and business organizations around the world, the Funds could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information for the year 2000 and beyond.


   The Funds have been assured that the Adviser and other service providers (i.e., Administrator, Transfer Agent, Fund Accounting Agent, Custodian and Distributor) have developed and are implementing clearly defined and documented plans intended to minimize risks to services critical to the Funds' operations associated with Year 2000 issues. Internal efforts include a commitment to dedicate adequate staff and funding to identify and remedy Year 2000 issues, and specific actions such as inventorying software systems, determining inventory items that may not function properly after December 31, 1999, reprogramming or replacing such systems, and retesting for Year 2000 readiness. The Funds' Adviser and service providers are likewise seeking assurances from their respective vendors and suppliers that such entities are addressing any Year 2000 issues, and each provider intends to engage, where appropriate, in private and industry or "streetwide" interface testing of systems for Year 2000 readiness.

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
                                                          [logo]

                                                YEAR 2000
                                                CONTINUED

   In the event that any systems upon which the Funds are dependent are not Year 2000 compliant by December 31, 1999, administrative errors and account maintenance failures would likely occur. While the ultimate costs or consequences of incomplete or untimely resolution of Year 2000 issues by the Adviser or the Funds' service providers cannot be accurately assessed at this time, the Funds currently have no reason to believe that the Year 2000 plans of the Adviser and other service providers will not be completed by December 31, 1999, or that the anticipated costs associated with full implementation of their plans will have a material adverse impact on either their business operations or financial condition or those of the Funds. The Funds and the Adviser will continue to closely monitor developments relating to this issue, including development by the Adviser and other service providers of contingency plans for providing back-up computer services in the event of a systems failure or the inability of any provider to achieve Year 2000 readiness. Separately, the Adviser will monitor potential investment risk related to Year 2000 issues.

   In addition, Year 2000 issues may adversely affect companies in which the Funds invest where, for example, such companies incur substantial costs to address Year 2000 issues or suffer losses caused by the failure to adequately or timely do so. This risk may be greater for those Funds which invest in the securities of foreign issuers.

  FUND MANAGEMENT
                          [LOGO]

                           THE INVESTMENT ADVISER

   Allianz of America, Inc., (the "Adviser"), is the adviser for the Funds. The Adviser, a registered investment adviser, was established in 1976 and as of December 31, 1998, managed more than $21 billion in fixed income, equity and real estate investments. The Adviser is a subsidiary of Allianz AG Holding ("Allianz AG"), one of the world's largest insurance and financial services companies. Allianz AG is headquartered in Munich, Germany and has operations in 68 countries. In North America, Allianz AG owns and operates Fireman's Fund Insurance Company, Allianz Life Insurance Company of North America, Jefferson Insurance Company, Allianz Insurance Company, Allianz Canada, and Allianz Mexico. Through its portfolio management team, the Adviser makes the day-to-day investment decisions and continuously reviews, supervises and administers the Funds' investment programs.

   For these advisory services, each Fund pays the Adviser a fee at the annual rate shown below:

                                                                PERCENTAGE OF AVERAGE
                                                                     NET ASSETS
                                                                ---------------------
  Growth Fund                                                           .75%
  Global Opportunities Fund                                             .95%
  Fixed Income Fund                                                     .50%
  Money Market Fund                                                     .35%
  Diversified Assets Fund                                               .55%

   Ordinarily, the Adviser may voluntarily waive a portion of its advisory fee and/or reimburse expenses incurred by the Funds, and such waiver and/or reimbursements may be discontinued at any time. The Adviser has entered into a contractual expense limitation agreement with the Trust, pursuant to which, until at least September 30, 2000 (a) the Adviser has agreed to limit each Fund's and each class' total expenses and (b) the Adviser is entitled to recoup any waived fees to the extent the actual total operating expenses are less than those stated in this Prospectus.

                           PORTFOLIO MANAGERS

   The Adviser has several portfolio managers committed to the day-to-day management of the Funds. Each Portfolio Manager uses a team approach to the investment management of the Non-Money Market Funds and relies on analysis, research and other information furnished by the team's experienced investment professionals.


   Fixed Income Investments: Gary Brown is responsible for the team of highly trained investment professionals who manage the assets of the Fixed Income Fund. He is also responsible for the fixed income investments of the Diversified Assets Fund and for the Money Market Fund. He is Senior Managing Director, Fixed Income of the Adviser and has twenty-four years of investment experience. Mr. Brown is currently responsible for directing the management of the Adviser's fixed income investments. He has been with the Adviser since 1991, after serving as Managing Director at CIGNA Investments from 1986 to 1991, with responsibility for CIGNA's public taxable and tax-exempt bond portfolios, as well as four fixed income mutual funds and institutional client portfolios. His investment experience has covered all fixed income securities, including governments, corporates, mortgages, high yield, convertibles, and various derivative products. Mr. Brown was a Vice President with CIGNA from 1982 to 1986 managing public and private fixed income investments for the insurance company

  FUND MANAGEMENT
                          [LOGO]

                           PORTFOLIO MANAGERS
                           CONTINUED

   portfolios, responsible for asset and liability management and CIGNA's convertible securities portfolio. Prior to joining CIGNA, he managed public bond and private placement investments for INA Capital Advisors, Inc from 1979 to 1982, and was an investment analyst with The Penn Mutual Life Insurance Company from 1975 to 1979. Mr. Brown received a B.S. and an M.B.A. from Drexel University.


   Equity Investments: Ronald M. Clark, Senior Managing Director, is responsible for the day to day management of the Growth Fund and the Global Opportunities Fund and is also responsible for the equity investments of the Diversified Assets Fund. Mr. Clark is also responsible for directing the management of all equity investments of the Adviser and has twenty-nine years of investment experience. He began his career in 1972 at Mutual of New York as an investment analyst, and shortly thereafter joined its subsidiary, North American Life and Casualty, which was later renamed Allianz Life Insurance Company of North America, where he was Chief Investment Officer from 1973 to 1980. Since 1980, Mr. Clark has been with the Adviser. In addition to equity investments, his responsibilities include membership on the Investment Policy Committee of Allianz worldwide and the Finance Committee of the Adviser. In addition, he provides senior level oversight of real estate investments and holding company corporate finance activities. He is a graduate of the University of Wisconsin, with an undergraduate degree in Industrial Engineering, and masters in Finance and Real Estate.



   The Statement of Additional Information (SAI) has more detailed information about the Adviser and other service providers.


                           ADVISER'S PRIOR PERFORMANCE


   Both the Money Market Fund and Diversified Assets Fund are substantially similar to other pooled accounts advised by the Adviser. The performance information shown below is the performance of unregistered master trust portfolios managed by the Adviser for tax-exempt investors. Each master trust portfolio has investment objectives, policies, styles and strategies substantially similar to ones that will be employed by the corresponding Fund. Each master trust portfolio is not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds by the Investment Company Act of 1940 and Subchapter M of the Internal Revenue Code. Consequently, the

  FUND MANAGEMENT
                          [LOGO]


   performance of each master trust portfolio may have been adversely affected if it had been regulated as an investment company under the federal securities laws. Although this performance reflects the fees and expenses of the master trust portfolios, this performance HAS NOT BEEN adjusted to reflect the fees and expenses which will apply to the Funds. Had such performance been adjusted for such fees and expenses, the performance results would have been lower. The information does not represent the Funds' performance, as each is newly organized and has no performance record of its own, nor is it indicative of the Funds' future performance. The performance was calculated in accordance with recommended standards of the Association for Investment Management and Research (AIMR), retroactively applied to all time periods. Investment results were not calculated pursuant to the methodology established by the Securities and Exchange Commission that will be used to calculate the Funds' performance results.


                           MASTER TRUST PORTFOLIO ANNUAL TOTAL RETURN


                             1992    1993    1994    1995    1996    1997     1998
                             ------------------------------------------------------
     MONEY MARKET             4.26%   3.54%   3.98%   6.10%   5.50%   5.67%   5.49%
                             ------------------------------------------------------
     DIVERSIFIED ASSETS       4.19%   5.49%  -1.65%  20.66%  10.36%  15.91%  13.82%
    -------------------------------------------------------------------------------



                           MASTER TRUST PORTFOLIO
                           AVERAGE ANNUAL RATES OF RETURN FOR PERIODS ENDING DECEMBER 31, 1998



   The table below provides an indication of the risks of an investment in the Funds by showing performance of the master trust portfolios, as described above, as compared to a broad based securities index and in the case of the diversified assets master trust portfolio, additionally to an index created by the Adviser.



                                                                       SINCE    INCEPTION
                                                  1 YEAR   5 YEARS   INCEPTION    DATE
                                                  ---------------------------------------
     MONEY MARKET                                  5.49%     5.35%     4.93%      1/1/92*
                                                  ---------------------------------------
     3 MONTH TREASURY BILL                         5.06%     5.11%     4.61%
    -------------------------------------------------------------------------------------
     DIVERSIFIED ASSETS                           13.82%    11.56%     9.59%      1/1/92*
                                                  ---------------------------------------
     LEHMAN INTERMEDIATE GOVERNMENT/ CORPORATE
     BOND INDEX                                    8.42%     6.59%     6.99%
                                                  ---------------------------------------
     DIVERSIFIED ASSETS INDEX**                   13.36%    10.78%     9.91%
    -------------------------------------------------------------------------------------
     *Commencement of Operations
    **An index created by the Adviser consisting of several securities market indices including 65% of the Lehman Intermediate Government/Corporate Bond Index, 25% of
      the S&P 500(R) Index and 10% of the 90-day Treasury Bill.


                           THE ADMINISTRATOR AND DISTRIBUTOR

   BISYS Fund Services Ohio, Inc. ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Funds' administrator, transfer agent and fund accountant. Administrative services of BISYS include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

   BISYS Fund Services Limited Partnership serves as the distributor of the Funds' shares (the "Distributor"). The Distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

  SHAREHOLDER INFORMATION
                                  [Logo]

                                PRICING OF FUND SHARES
   ---------------------------
   HOW NET ASSET VALUE IS
   CALCULATED

   NAV is calculated by adding
   the total value of a Fund's
   investments and other
   assets, subtracting its
   liabilities and then
   dividing that figure by the
   number of outstanding
   shares of the Fund:

              NAV =
   Total Assets - Liabilities
  -----------------------------
        Number of Shares
           Outstanding

   NAV is calculated
   separately for each Class.

   ---------------------------
MONEY MARKET FUND

The Money Market Fund's NAV, the offering price, is expected to be constant at $1.00 per share although this value is not guaranteed. The NAV is determined each day at 1:00 p.m. Eastern time, on days the New York Stock Exchange (the "NYSE") is open. The Money Market Fund values its securities at its amortized cost. The amortized cost method values a portfolio security initially at its cost on the date of the purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and initial cost.

OTHER FUNDS
Per share NAV for each Fund, other than the Money Market Fund, is determined and its shares are priced at the close of regular trading on the NYSE, normally at 4:00 p.m. Eastern time, on days the NYSE is open.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund less any applicable sales charge (as noted in the section on "Distribution Arrangements/Sales Charges") on any day that both the NYSE and the Funds' custodian are open for business. This is what is known as the offering price. For example: If you place a purchase order to buy shares of the Fund, it must be received by 4:00 p.m. Eastern time in order to receive the NAV calculated at 4:00 p.m. Eastern time. If your order is received after 4:00 p.m. Eastern time, you will receive the NAV calculated on the next day at 4:00 p.m. Eastern time.

The securities (other than short-term debt securities) of the Funds, except the Money Market Fund, are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined in good faith by or at the direction of the Funds' Trustees.

After the pricing of a foreign security has been established, if an event occurs which would likely cause the value to change, the value of the foreign security may be priced at fair value as determined in good faith by or at the direction of the Fund's Trustees. The effect of using fair value pricing is that the Fund's NAV will be subject to the judgment of the Board of Trustees or its designees instead of being determined by the market. In addition, the foreign securities acquired by a Fund may be valued in foreign markets on days when the Fund's NAV is not calculated. In such cases, the NAV of a Fund may be significantly affected on days when investors cannot buy or sell shares.

  SHAREHOLDER INFORMATION
                                  [Logo]

                                PURCHASING SHARES

                                                                                  MINIMUM           MINIMUM
                                                                                  INITIAL          SUBSEQUENT
                                                         ACCOUNT TYPE            INVESTMENT        INVESTMENT
                                                   CLASS A, B OR Y
                                                   Regular (non-retirement)        $ 500             $  50
                                                   Retirement (IRA)                $ 250             $ 250
                                                   Automatic Investment Plan       $ 250             $  50


                                  - All purchases must be in U.S. dollars.
                                  - A fee will be charged for any checks that
                                    do not clear.
                                  - Third-party checks are not accepted.
                                  A Fund may waive its minimum purchase
                                  requirement and the Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders


   You may purchase shares
   of the Funds through the
   Distributor or through
   banks, brokers and other
   investment
   representatives, which
   may charge additional
   fees and may require
   higher minimum
   investments or impose
   other limitations on
   buying and selling
   shares. If you purchase
   shares through an
   investment
   representative, that
   party is responsible for
   transmitting orders by
   close of business and
   may have an earlier
   cut-off time for
   purchase and sale
   requests. Consult your
   investment
   representative or
   institution for specific
   information.

   -----------------------------------------------------------------------------

   AVOID 31% TAX WITHHOLDING

   Each Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.
   -----------------------------------------------------------------------------

  SHAREHOLDER INFORMATION
                                  [Logo]

                                PURCHASING SHARES

                                CONTINUED
   INSTRUCTIONS FOR OPENING OR
   ADDING TO AN ACCOUNT

   BY REGULAR MAIL OR EXPRESS MAIL

   If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

   All investments made by regular mail or express delivery, whether initial or subsequent, should be sent:

         BY REGULAR MAIL:

         USAllianz Funds
         P.O. Box 182248
         Columbus, OH 43218-2248
         BY EXPRESS MAIL:

         USAllianz Funds
         3435 Stelzer Road
         Columbus, OH 43219

   For Initial Investment:

   1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

   2. Make check, bank draft or money order payable to "USAllianz Funds" Also include the name of the appropriate Fund(s) on the check.
   3. Mail or deliver application and payment to the address above.
   For Subsequent Investment:
   1. Use the investment slip attached to your account statement. Or, if unavailable, provide the following information:
      - Fund name
      - Share class
      - Amount invested
      - Account name and Account number
   2. Mail or deliver investment slip and payment to the address above.

   ELECTRONIC PURCHASES

   Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. Bank. Your bank or broker may charge for this service.


   Establish electronic purchase option on your account application or call toll free 1-877-833-7113. Your account can generally be set up for electronic purchases within 15 days.



   Call toll free 1-877-833-7113 to arrange a transfer from your bank account.


ELECTRONIC VS. WIRE TRANSFER

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear.

  SHAREHOLDER INFORMATION
                                  [Logo]

                                PURCHASING SHARES
                                CONTINUED

   BY WIRE TRANSFER

   Note: Your bank may charge a wire transfer fee.

   For initial investment:


   Fax the completed application, along with a request for a confirmation number to 1-877-833-7113 (toll free). Follow the instructions below after receiving your confirmation number.


   For initial and subsequent investments:

   Instruct your bank to wire transfer your investment to:

     - Huntington National Bank
     - Routing Number: ABA #044000024
     - A/C #01899622559
     - Include:
        - Your name
        - Your confirmation number


   After instructing your bank to wire the funds, call toll free 1-877-833-7113 to advise us of the amount being transferred and the name of your bank.


   -----------------------------------------------------------------------------

   You can also add to your account by using the convenient options described below. Each Fund reserves the right to change or eliminate these privileges at any time with 60 days notice.
   -----------------------------------------------------------------------------

   AUTOMATIC INVESTMENT PLAN

   You can make automatic investments in the Funds from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $50 per month, once you've invested the $250 minimum required to open the account.

   To invest regularly from your bank account:

   Complete the Automatic Investment Plan portion on your Account Application. Make sure you note:
     - Your bank name, address and account number
     - The amount you wish to invest automatically (minimum $50)
     - Attach a voided personal check.


   To invest regularly from your paycheck or government check: Call toll free 1-877-833-7113 for an enrollment form.

  SHAREHOLDER INFORMATION
                                  [Logo]

                                PURCHASING SHARES
                                CONTINUED

   DIRECTED DIVIDEND OPTION

   By selecting the appropriate box in the Account Application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in another Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you in cash. Each Fund may modify or terminate this reinvestment option without notice. In the event a Fund modifies this reinvestment option in a manner which makes it unavailable to you, or terminates it entirely, you would receive all distributions in cash (check). You can change or terminate your participation in the reinvestment option at any time.

   -----------------------------------------------------------------------------

   DIVIDENDS AND DISTRIBUTIONS

   All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends are higher for Class Y shares than for Class A and Class B shares, because Class Y shares have lower distribution expenses. Capital gains are distributed at least annually.

   DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT MAY BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION.
   -----------------------------------------------------------------------------

  SHAREHOLDER INFORMATION
                                  [LOGO]

                                SELLING YOUR SHARES
   You may sell your shares
   at any time. Your sales
   price will be the next NAV
   after your sell order is
   received by the Fund, its
   transfer agent, or your
   investment representative.
   Normally you will receive
   your proceeds within a
   week after your request is received. See section on "General Policies on Selling Shares below."

WITHDRAWING MONEY FROM YOUR FUND INVESTMENT
As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

   CONTINGENT DEFERRED SALES CHARGE

   When you sell Class B shares, you will be charged a fee for any shares that have not been held for a sufficient length of time. These fees will be deducted from the money paid to you. See the section on "Distribution Arrangements/Sales Charges" below for details.

   INSTRUCTIONS FOR SELLING SHARES

   If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.


      BY TELEPHONE                         1. Call toll free 1-877-833-7113 with instructions as to
      (unless you have declined telephone     how you wish to receive your funds (mail, wire, electronic
      sales privileges)                       transfer). (See "General Policies on Selling
                                              Shares -- Verifying Telephone Redemptions" below)

      BY MAIL                              1. Call toll free 1-877-833-7113 to request redemption
      (See "Selling Your Shares --            forms or write a letter of instruction indicating:
      Redemptions in Writing Required")       - your Fund and account number
                                              - amount you wish to redeem
                                              - address where your check should be sent
                                              - account owner signature
                                           2. Mail to: USAllianz Funds, P.O. Box 182248, Columbus, OH
                                              43218-2248

      BY OVERNIGHT SERVICE                 See "By mail" instruction 1 above.
      (See "General Policies on Selling
      Shares -- Redemptions in Writing     2. Send to: USAllianz Funds, c/o BISYS Fund Services
      Required" below)                        Attn: T.A. Operations, 3435 Stelzer Road, Columbus, OH
                                              43219

      WIRE TRANSFER                        Call toll free 1-877-833-7113 to request a wire transfer.
      You must indicate this option on
      your application.                    If you call by 4 p.m. Eastern time, your payment will
                                           normally be wired to your bank on the next business day.
      Note: Your financial institution
      may also charge a separate fee.

      ELECTRONIC REDEMPTIONS               Call toll free 1-877-833-7113 to request an electronic
      Your bank must participate in the    redemption.
      Automated Clearing House (ACH) and
      must be a U.S. bank.                 If you call by 4 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the
      Your bank may charge for this        proceeds credited within 8 days.
      service.

  SHAREHOLDER INFORMATION
                                  [Logo]

                                SELLING YOUR SHARES
                                CONTINUED

   SYSTEMATIC WITHDRAWAL PLAN

   You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. To activate this feature:


   - Make sure you've checked the appropriate box on the Account Application. Or call toll free 1-877-833-7113.



   - Include a voided personal check.



   - Your account must have a value of $10,000 or more to start withdrawals.



   - If the value of your account falls below $500, you may be asked to add sufficient funds to bring the account back to $500, or the Fund may close your account and mail the proceeds to you.


   REDEMPTION BY CHECK WRITING -- MONEY MARKET FUND

   You may write an unlimited number of checks a month in amounts of $250 or more on your account in the Money Market Fund. To obtain checks, complete the signature card section of the Account Application or contact the Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. The check writing feature may be modified or terminated upon 30-days' written notice. You must maintain the minimum required account balance of ($500) and you may not close your Money Market Fund account by writing a check.

   GENERAL POLICIES ON SELLING SHARES
   REDEMPTIONS IN WRITING REQUIRED

   You must request redemption in writing in the following situations:

   1. Redemptions from Individual Retirement Accounts ("IRAs").

   2. Redemption requests requiring a signature guarantee, which include each of the following:

     - Redemptions over $50,000

     - Your account registration or the name(s) in your account has changed within the last 15 days

     - The check is not being mailed to the address on your account

     - The check is not being made payable to the owner of the account

     - The redemption proceeds are being transferred to another Fund account with a different registration.

     A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

  SHAREHOLDER INFORMATION
                                  [Logo]

                                SELLING YOUR SHARES
                                CONTINUED
   GENERAL POLICIES ON SELLING SHARES

   VERIFYING TELEPHONE REDEMPTIONS

   The Funds make every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

   REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

   When you have made your initial investment by check, payment of your redemption proceeds will be delayed until the Transfer Agent is satisfied that the check has cleared (which may take up to 15 business days). You can avoid this delay by purchasing shares with a certified check or federal funds wire.

   REFUSAL OF REDEMPTION REQUEST

   Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send the Funds your request by regular or express mail.

   REDEMPTION IN KIND

   Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

   CLOSING OF SMALL ACCOUNTS

   If your account falls below $500.00 (not as a result of market action), the Fund may ask you to increase your balance. If it is still below $500.00 after 60 days, the Fund may close your account and send you the proceeds at the current NAV.

   UNDELIVERABLE REDEMPTION CHECKS

   For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the appropriate Fund at its current NAV.

  SHAREHOLDER INFORMATION
                                  [Logo]

                                DISTRIBUTION ARRANGEMENTS/SALES CHARGES

   This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds and ways to qualify for reduced sales charges.


                                          CLASS A                               CLASS B
     Sales Charge (Load)                  Front-end sales charge (not           No front-end sales charge. A
                                          applicable to money market funds);    contingent deferred sales charge
                                          reduced sales charges available.      (CDSC) may be imposed on shares
                                                                                redeemed within six years after
                                                                                purchase; shares automatically
                                                                                convert to Class A shares after 8
                                                                                years. Maximum initial investment
                                                                                is $250,000.
     Distribution (12b-1) and Service     Subject to annual distribution fee    Subject to annual distribution and
     Fee                                  of up to 0.25% of the Fund's          shareholder servicing fees of up
                                          assets.                               to 1.00% of the Fund's assets.
     Fund Expenses                        Lower annual expenses than Class B    Higher annual expenses than Class
                                          shares.                               A shares.


   There is also a Class Y open to:

     - Investors for whom the Adviser and its affiliates manage separate accounts in a fiduciary, advisory, custodial (other than retirement accounts), agency or similar capacity

     - Participants in 401(k) or 403(b) retirement plans

     - Trustees of the Funds and employees and family members of the Adviser and its affiliates.

   Class Y shares are not subject to any sales charges or 12b-1 distribution fees.

  SHAREHOLDER INFORMATION
                                  [logo]

                                DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                                CONTINUED

   CALCULATION OF SALES CHARGES

   CLASS A SHARES

   Class A shares are sold at their public offering price. This price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

   The current sales charge rates are as follows:

   FOR THE FIXED INCOME FUND

                                          SALES CHARGE                          SALES CHARGE
                                          AS A % OF                             AS A % OF
     YOUR INVESTMENT                      OFFERING PRICE                        YOUR INVESTMENT
     Up to $49,999                        4.75%                                 4.99%
     $50,000 up to $75,000                4.50%                                 4.71%
     $75,001 up to $100,000               3.50%                                 3.63%
     $100,001 up to $250,000              3.25%                                 3.36%
     $250,001 up to $500,000              2.50%                                 2.56%
     $500,001 up to $1,000,000            2.00%                                 2.04%
     $1,000,001 and above(1)              0.00%                                 0.00%

   FOR THE GROWTH FUND, GLOBAL OPPORTUNITIES FUND AND DIVERSIFIED ASSETS FUND

                                          SALES CHARGE                          SALES CHARGE
                                          AS A % OF                             AS A % OF
     YOUR INVESTMENT                      OFFERING PRICE                        YOUR INVESTMENT
     Up to $49,999                        5.75%                                 6.10%
     $50,000 up to $75,000                4.75%                                 4.99%
     $75,001 up to $100,000               4.50%                                 4.71%
     $100,001 up to $250,000              3.00%                                 3.09%
     $250,001 up to $500,000              2.50%                                 2.56%
     $500,001 up to $1,000,000            2.00%                                 2.04%
     $1,000,001 and above(1)              0.00%                                 0.00%

   (1) There is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (CDSC) of up to 1.00% of the purchase price will be charged to the shareholder if shares are redeemed in the first year after purchase. This charge will be based on the lower of your cost for the shares or their NAV at the time of redemption. There will be no CDSC on reinvested distributions.

  SHAREHOLDER INFORMATION
                                  [logo]

                                DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                                CONTINUED
                                              CONTINGENT DEFERRED SALES CHARGE

                                                                                     CDSC AS A % OF DOLLAR
                                                                                       AMOUNT SUBJECT TO
                                                            YEARS SINCE PURCHASE            CHARGE
                                                           0-1                               5.0%
                                                           1-2                               4.0%
                                                           2-3                               3.0%
                                                           3-4                               3.0%
                                                           4-5                               2.0%
                                                           5-6                               1.0%
                                                           more than 6                       None

   CLASS B AND CLASS Y SHARES
   Class B and Y shares are offered at
   NAV, without any up-front sales
   charge. Therefore, all the money
   you invest is used to purchase
   shares. However, if you sell your
   Class B shares of a Fund before the
   sixth anniversary of purchase, you
   will have to pay a contingent
   deferred sales charge at the time
   of redemption. The CDSC will be
   based upon the lower of the NAV at
   the time of purchase or the NAV at
   the time of redemption according to
   the schedule below. There is no
   CDSC on reinvested dividends or
   distributions. Unlike Class B
   shares, you may sell your Class Y
   shares without incurring a CDSC.

   If you sell some but not all of your Class B shares, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

   CONVERSION FEATURE -- CLASS B SHARES

   - Class B shares automatically convert to Class A shares of the same Fund after eight years from the end of the month of purchase.

   - After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares, which will increase your investment return compared to the Class B shares.

   - You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

   - If you purchased Class B shares of one Fund which you exchanged for Class B shares of another Fund, your holding period will be calculated from the time of your original purchase of Class B shares. The dollar value of Class A shares you receive will equal the dollar value of the Class B shares converted.

  SHAREHOLDER INFORMATION
                                  [logo]

                                DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                                CONTINUED

   SALES CHARGE REDUCTIONS

   Reduced sales charges for Class A shares are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances:


     - Letter of Intent. You inform a Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent. Shares purchased under the non-binding letter of intent will be held in escrow until the total investment has been completed. In the event the letter of intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.


     - Rights of Accumulation. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.

     - Combination Privilege. Combine accounts of multiple Funds (excluding the Money Market Fund) or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.

   SALES CHARGE WAIVERS

   CLASS A SHARES

   The following qualify for waivers of sales charges:

     - Shares purchased by investment representatives through fee-based investment products or accounts.

     - Proceeds from redemptions from another mutual fund complex within 90 days after redemption, if you paid a front end sales charge for those shares.


     - Proceeds from the redemption of Class Y shares.


     - Reinvestment of distributions from a deferred compensation plan, agency, trust, or custody account that was maintained by the Adviser or its affiliates or invested in any USAllianz Fund.

     - Shares purchased by any organization, or its employees, that provides services to the Funds; retired Fund trustees; dealers who have an agreement with the Distributor; and any trade organization to which the Adviser or the Administrator belongs.

  SHAREHOLDER INFORMATION
                                  [logo]

                                DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                                CONTINUED

   REINSTATEMENT PRIVILEGE

   If you have sold Class A or Class B shares and decide to reinvest in the same Fund within a 90 day period, you will not be charged the applicable sales load on amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed.

   CLASS B SHARES

   The CDSC will be waived under certain circumstances, including the following:

     - Distributions from retirement plans if the distributions are made following the death or disability of shareholders or plan participants.

     - Redemptions from accounts other than retirement accounts following the death or disability of the shareholder.

     - Returns of excess contributions to retirement plans.

     - Distributions of less than 12% of the annual account value under a Systematic Withdrawal Plan.

     - Shares issued in a plan of reorganization sponsored by the Adviser, or shares redeemed involuntarily in a similar situation.

   DISTRIBUTION (12b-1) FEES -- CLASS A AND B SHARES

   12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds' shares. 12b-1 fees are paid from Fund assets on an ongoing basis. Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

   The 12b-1 fees vary by share class as follows:

     - Class A shares pay a 12b-1 fee of up to .25% of the average daily net assets of a Fund.

     - Class B shares pay a 12b-1 fee of up to .75% of the average daily net assets of the applicable Fund. This will cause expenses for Class B shares to be higher and dividends to be lower than for Class A shares.

   The higher 12b-1 fee on Class B shares, together with the CDSC, help the Distributor sell Class B shares without an "up-front" sales charge. In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

   Over time holders of Class B shares may pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.

  SHAREHOLDER INFORMATION
                                  [logo]

                                DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                                CONTINUED

   SHAREHOLDER SERVICE FEES


   Various banks, trust companies, broker-dealers (other than the Distributor) and other financial organizations ("Service Organization(s)") may provide certain shareholder services for their customers who invest in the Funds' Class B shares, through accounts maintained at that Service Organization. Each Fund, under shareholder servicing agreements with the Service Organization, will pay the Service Organization a fee at an annual rate of up to .25% of the Fund's average daily net assets for these services, which include:


     - receiving and processing shareholder orders

     - maintaining retirement plan accounts

     - answering questions and handling correspondence for customer accounts

     - acting as the sole shareholder of record for customer accounts

     - issuing shareholder reports and transaction confirmations

  SHAREHOLDER INFORMATION
                                  [LOGO]

                                EXCHANGING YOUR SHARES
   You can exchange your shares
   in one Fund for shares of the
   same class of another
   USAllianz Fund, usually
   without paying additional
   sales charges (see "Notes"
   below). No transaction fees
   are charged for exchanges.
   You must meet the minimum
   investment requirements and
   shares must be eligible for
   sale in the state for the
   Fund into which you are
   exchanging. Exchanges from
   one Fund to another are
   taxable.
   AUTOMATIC EXCHANGES
   You can use the Money Market
   Fund's Automatic Exchange
   feature to purchase shares of
   the other Funds at regular
   intervals through regular,
   automatic redemptions from
   the Money Market Fund. To
   participate in the Automatic
   Exchange:
     - Complete the appropriate
       section of the Account
       Application.
     - Keep a minimum of $5,000
       in the Money Market Fund
       and $1,000 in the Fund
       whose shares you are
       buying.

   To change the Automatic Exchange instructions or to discontinue the feature, you must send a written request to USAllianz Funds, P.O. Box 182248, Columbus, Ohio 43218-2248.

   NOTES ON EXCHANGES

   When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

   The registration and tax identification numbers of the two accounts must be identical.

   The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

INSTRUCTIONS FOR EXCHANGING SHARES


Exchanges may be made by sending a written request to USAllianz Funds, P.O. Box 182248, Columbus OH 43218-2248, or by calling toll free 1-877-833-7113. Please provide the following information:


  - Your name and telephone number
  - The exact name on your account and account number
  - Taxpayer identification number (usually your Social Security number)
  - Dollar value or number of shares to be exchanged
  - The name of the Fund from which the exchange is to be made
  - The name of the Fund into which the exchange is being made

See "Selling your Shares" for important information about telephone transactions.

To prevent disruption in the management of the Funds, due to market timing strategies, exchange activity may be limited to five exchanges within a one year period or three exchanges within a calendar quarter.

  SHAREHOLDER INFORMATION
                                 [logo]

                                DIVIDENDS, DISTRIBUTIONS AND TAXES

   Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Shares begin accruing dividends on the day they are purchased. Income dividends on the Growth Fund and Global Opportunities Fund are usually paid semiannually. Income dividends on the Money Market Fund, Diversified Assets Fund and Fixed Income Fund are usually paid monthly. Capital gains for all Funds are distributed at least annually.

   An exchange of shares is considered a sale, and any related gains may be subject to applicable taxes.

   Dividends generally are taxable as ordinary income. Taxes on capital gains by the Funds will vary with the length of time the Fund has held the security -- not how long you have invested in the Fund.

   The Global Opportunities Fund may incur foreign income taxes in connection with some of its investments. Certain of these taxes may be credited to shareholders.

   Dividends are taxable in the year in which they are declared, even if they are paid and appear on your account statement the following year. Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

   You will be notified in January each year about the federal tax status of distributions made by a Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

   Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS):

Each Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. As of the date of this Prospectus, the Funds have not yet issued any reports.

STATEMENT OF ADDITIONAL INFORMATION (SAI):


The SAI provides more detailed information about the Funds, including their respective operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.


You can get free copies of Reports and the SAI, or request other information and discuss your questions about the USAllianz Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:

                            USALLIANZ FUNDS
                            3435 STELZER ROAD
                            COLUMBUS, OHIO 43219
                            TELEPHONE: 1-877-833-7113
                            E-Mail: invest.serv@usallianzfunds.com
                            Internet: Http://www.usallianzfunds.com


You can review the Funds' Reports and the SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. This information is also available on the SEC's internet site at http://www.sec.gov.


Investment Company Act file no. 811-9489.

                                   GROWTH FUND

                            GLOBAL OPPORTUNITIES FUND

                                FIXED INCOME FUND

                                MONEY MARKET FUND

                             DIVERSIFIED ASSETS FUND



                                 Each a Fund of

                                 USALLIANZ FUNDS

                       Statement of Additional Information

                Class A Shares, Class B Shares and Class Y Shares



                                October 27, 1999


         Each above Fund has distinct investment objectives and policies. Shares of the Funds are sold to the public by BISYS Fund Services Limited Partnership ("BISYS LP" or the "Distributor") as an investment vehicle for individuals, institutions, corporations and fiduciaries, including customers of the Adviser or its affiliates.

         USAllianz Funds is offering an indefinite number of shares of each class of each Fund. The Class Y shares of each Fund are available only to accounts managed by the Adviser and to institutional investors. Class Y shares have no front-end sales charge or contingent deferred sales charge.


         This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for USAllianz Funds dated November 8, 1999, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained without charge, upon request, by writing USAllianz Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free (877) 833-7113.

                                  TABLE OF CONTENTS

                                                                                 Page
                                                                                 ----
INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES...................................B-3
       The Funds ................................................................B-3
       Additional Information on Portfolio Instruments...........................B-5
       Investment Restrictions...................................................B-18
       Portfolio Turnover........................................................B-20

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...................................B-20


NET ASSET VALUE..................................................................B-22
         Valuation of the Funds..................................................B-22

MANAGEMENT OF THE TRUST..........................................................B-24
         Trustees and Officers...................................................B-24
         The Adviser.............................................................B-28
         Portfolio Transactions..................................................B-29
         Administrator, Transfer Agent and Fund Accountant.......................B-30
         Distributor.............................................................B-31
         Shareholder Service Fees................................................B-32
         Custodian...............................................................B-33
         Independent Auditors....................................................B-33
         Legal Counsel...........................................................B-33

ADDITIONAL INFORMATION...........................................................B-33
         Description of Shares...................................................B-33
         Vote of a Majority of the Outstanding Shares............................B-34
         Additional Tax Information..............................................B-34
         Additional Tax Information Concerning the Global Opportunities Fund.....B-36
         Performance Information.................................................B-37
         Yields of the Funds.....................................................B-37
         Calculation of Total Return.............................................B-38
         Performance Comparisons.................................................B-38
         Miscellaneous...........................................................B-39
         Financial Statements....................................................B-44

APPENDIX.........................................................................B-50

                         STATEMENT OF ADDITIONAL INFORMATION

                                   USALLIANZ FUNDS


         USAllianz Funds (the "Trust") is an open-end, management company organized in July 1999 as a Delaware business trust which offers five separate and diversified investment portfolios (collectively, the "Funds" and each individually, a "Fund"), each with a different investment objective. The Trust offers four variable net asset value funds: the Growth Fund, the Fixed Income Fund, the Global Opportunities Fund and the Diversified Assets Fund. The Trust also offers a money market fund, the Money Market Fund.

         Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus of the Trust described above. Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of a Fund should be made without first reading the Trust's Prospectus.

                    INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES
         The investment objectives of each Fund are fundamental and may not be changed without the vote of the Fund's shareholders.

                                    THE FUNDS


GROWTH FUND. The Fund pursues its objective of long-term growth of capital by investing primarily in a diversified portfolio of publicly traded common and preferred stocks and securities convertible into or exchangeable for common stock (see "Convertible Securities"). The Fund expects to invest primarily in securities of U.S.-based companies, but it may also invest in securities of non-U.S. companies, generally through American Depository Receipts ("ADRs"). The Fund may without limit, hold uninvested cash reserves or invest in debt instruments for temporary defensive purposes when the Adviser has determined that abnormal market or economic conditions so warrant. These debt obligations may include U.S. Government securities; certificates of deposit, bankers' acceptances and other short-term debt obligations of banks with total assets of at least $100,000,000; debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments); variable and floating rate demand and master demand notes; commercial paper; and repurchase agreements with respect to securities in which the Fund is authorized to invest. (See "Bank Obligations", "Government Obligations", "Commercial Paper", "Corporate Debt Securities", "Repurchase Agreements" and "Variable and Floating Rate Demand and Master Demand Notes"). Although the Fund's investments in such debt securities and in convertible and preferred stock will generally be rated A, A-1, or better by Standard & Poor's Corporation ("S&P") or A, Prime-1 or better by Moody's Investors Service, Inc. ("Moody's"), or deemed of comparable quality by the Adviser, the Fund is authorized to invest up to 15% of its assets in securities rated as low as BBB by S&P or Baa by Moody's, or deemed of comparable quality by the Adviser. Securities rated BBB or Baa, or deemed equivalent to such securities, may have speculative characteristics. If any security held by the Fund is downgraded below BBB/Baa (or so deemed by the Adviser), the securities will generally be sold unless it is determined that such sale is not in the best interest of the Fund. The Fund will invest in no securities rated below BBB or Baa. In addition, the Fund may enter into stock index futures contracts, options on securities and options on futures contracts to a limited extent (see "Future Contracts", and "Option Trading"). The Fund has no intention to utilize options and futures in the near future and will supplement its prospectus disclosure in the event it employs such investment practices. The Fund may also invest in investment companies and real estate investment trusts ("REITs") and lend portfolio securities (see "Securities of Other Investment Companies", "Lending of Portfolio Securities", and "Real Estate Investment Trusts").

GLOBAL OPPORTUNITIES FUND. The Fund pursues its objective of long-term growth of capital by investing, under normal circumstances, at least 80% of its total assets in equity securities, including convertible securities of U.S. and foreign issuers (see "Convertible Securities"). In addition, the Fund may enter into stock index futures contracts, options on securities, options on futures contracts and forward foreign currency exchange contracts to a limited extent (see "Futures Contracts", "Options Trading", "Foreign Currency Options and Futures Transactions", and "Forward Foreign Currency Exchange Contracts"). The Fund has no intention to utilize options and futures in the near future and will supplement its prospectus disclosure in the event it employs such investment practice. The balance of the Fund's assets may be invested in investment grade debt obligations issued by domestic and foreign companies, banks and governments including institutions such as the World Bank (known as "Supranational Agency Bonds"). For temporary defensive purposes when the Adviser has determined that abnormal market or economic conditions so warrant, the Fund may invest without limit in debt instruments of the same types, and subject to the same conditions, as the Growth Fund under such circumstances. The Fund may also invest without limitation in debt securities of foreign companies, banks and governments during such abnormal market or economic conditions.


FIXED INCOME FUND. The Fund pursues its objective of maximizing total return with secondary emphasis on income by investing in a diversified portfolio consisting primarily of investment grade fixed rate debt obligations, including U.S. government securities. Under normal market conditions, at least 80% of the Fund's total assets will be invested in: obligations of the U.S. government, its agencies and instrumentalities; corporate bonds of U.S. issuers; mortgage-backed securities issued by U.S. government agencies and other asset backed securities (see "Government Obligations", "Mortgage Related Securities" and "Corporate Debt Securities").

The Fund also has authority to invest in other types of securities, including preferred stocks, securities convertible into common stock, dollar-denominated obligations of non-U.S. issuers, various types of asset-backed securities, taxable and tax-free municipal bonds and money market instruments (see "Convertible Securities" and "Foreign Investment"). The Fund may also invest in income-producing securities issued by REITs and Guaranteed Investment Contracts ("GICs") (see "Real Estate Investment Trusts" and "Guaranteed Investment Contracts"). The Fund may engage in transactions in covered options and interest-rate futures contracts in order to lengthen or shorten the average maturity of its portfolio. (see "Futures Contracts", and "Option Trading"). The Fund expects to maintain a dollar-weighted average portfolio maturity of between 5 and 13 years.

At least 80% of the Fund's portfolio securities will be rated Baa or better by Moody's or BBB or better by S&P or, if unrated, deemed of comparable quality by the Adviser. If the rating of a security held by the Fund is reduced, the Adviser is not required to sell the security but will do so if and when the Adviser believes the sale is in the best interests of the Fund. Up to 20% of the Fund's assets may be invested in securities rated below BBB by S&P or Baa by Moody's (or, if unrated, deemed of comparable quality by the Adviser) at the time of purchase by the Fund. See the Appendix for a description of such lower ratings and "Corporate Debt Securities" for a discussion of risks posed by lower rated securities. The Fund may invest, for temporary defensive purposes, in short term debt obligations of the foregoing as well as bank obligations, commercial paper and repurchase agreements (see "Bank Obligations", "Commercial Paper" and "Repurchase Agreements"). The Fund may also invest in other investment companies; when-issued and delayed delivery securities, forward foreign currency exchange contracts, and restricted securities. (See "Securities of Other Investment Companies", and When-Issued and Delayed Delivery Securities", "Forward Foreign Currency Exchange Contracts", and "Restricted Securities"). The Fund has authority to lend its portfolio securities (see "Lending of Portfolio Securities").

MONEY MARKET FUND. The Fund pursues its objective of current income consistent with stability of principal by investing in a broad range of high quality, short-term, money market instruments that have remaining maturities not exceeding 397 days. The Fund is required to maintain a dollar-weighted average portfolio maturity no greater than 90 days. The Fund's investments may include any investments permitted under federal rules governing money market funds, including: U.S. Government securities; bank obligations; commercial paper, corporate debt securities, variable rate demand notes (see "Corporate Debt Securities", "Repurchase Agreements", and "Variable and Floating Rate Demand and Master Demand Notes").

The Adviser selects only those U.S. dollar-denominated debt instruments that meet the high quality and credit risk standards established by the Board of Trustees and consistent with Federal requirements applicable to money market funds. In accordance with such requirements, the Fund will purchase securities that are rated within the top two rating categories by at least two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has rated the security, by that NRSRO, or if not rated, the securities are deemed of comparable quality pursuant to standards adopted by the Board of Trustees. Corporate debt securities (bonds, debentures, notes and other similar debt instruments) in which the Fund may invest have 397 days or less to maturity and are rated AA or better by S&P or Aa or better by Moody's. The Fund will invest no more than 5% of its total assets in debt securities which are rated below the top rating category or, if unrated, are of comparable investment quality as determined by the Adviser.

The Fund may also invest up to 5% of its total assets in another investment company, not to exceed 10% of the value of its total assets in the securities of other investment companies (see "Securities of Other Investment Companies"). The Fund may also invest in when issued and delayed delivery securities and lend its portfolio securities (see "When Issued and Delayed Delivery Securities" and "Lending of Portfolio Securities").

DIVERSIFIED ASSETS FUND. The Fund pursues its objective through asset allocation and security selection by investing in a diversified portfolio of bonds, stocks and money market securities of U.S. and foreign issuers. The Adviser will seek to allocate on average about 65% of the Fund's total assets to bonds, 25% to stocks and 10% to money market securities.


- Bonds. The Fund invests in fixed income securities including (1) government and corporate bonds, (2) mortgage-backed securities and (3) asset-backed securities. The Fund invests primarily in bonds rated within the four highest long-term or two highest short-term rating categories or comparable quality unrated securities. The Fund may invest up to 20% of its total assets in high yield debt securities although it does not presently intend to do so. Under normal conditions, the Fund intends to hold securities with maturities between 1 and 10 years. The Adviser begins the portfolio management process by reviewing current economic activity and forecasting how it may change in the future. The Adviser uses this forecast to allocate the Fund's assets across different market sectors and maturities based on its view of the relative value of each sector or maturity.


- Stocks. The Fund invests in common stocks, preferred stocks and convertible securities. The Fund may invest in both U.S. issuers and foreign issuers whose securities are U.S. dollar denominated and traded on an U.S. security market, and invests primarily in equity securities of larger capitalization companies. The Adviser uses a "bottom-up" approach to selecting securities for investment. Based upon the analysis of various factors, the Adviser selects those securities which in its judgment will outperform the average for the companies included in the S&P 500(R) Index.

- Money Market Instruments. The Fund will invest in high-quality, U.S. dollar denominated short-term obligations, including commercial paper, asset-backed securities, obligations of financial institutions and other high-quality money market instruments issued by U.S. and foreign issuers. These securities will be rated in the two highest short-term rating categories of at least two rating agencies or will be unrated securities of comparable quality.

The Fund seeks to exceed the total return of a blended benchmark consisting of 65% of the Lehman Intermediate Government/Corporate Bond Index, 25% of the S&P 500(R) Index and 10% of the 90-day Treasury Bill. The Fund typically sells securities when the Adviser determines that such securities would no longer meet its criteria for purchase or when alternative investments become more attractive.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

         The following policies supplement the investment objectives and policies of each Fund of the Trust as set forth above and in the Prospectus for the Trust.

BANK OBLIGATIONS. (ALL FUNDS)

         Each of the Funds may invest in bank obligations consisting of bankers' acceptances, certificates of deposit and time deposits.

         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations if (a) at the time of investment, the depository or institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         Each of the Funds may also invest in Eurodollar certificates of deposit ("Euro CDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or foreign bank; and Canadian time deposits, which are basically the same as ETDs, except they are issued by Canadian offices of major Canadian banks.

COMMERCIAL PAPER (ALL FUNDS)

         Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than 9 months and fixed rates of return.

         The Global Opportunities Fund, Growth Fund, Diversified Assets Fund and Fixed Income Fund may invest in commercial paper rated in any rating category or not rated by an NRSRO. In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories. For a description of the rating symbols of each NRSRO, see the Appendix. Each Fund may also invest in Canadian commercial paper, which is commercial paper issued by a Canadian corporation and Europaper, which is commercial paper issued by a European-based corporation.

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES (ALL FUNDS).

         The Funds may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity in the 5 to 20 year range but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities is backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day maturity

         Variable amount master demand notes in which each Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns) must satisfy the same criteria set forth above for commercial paper. The Adviser will consider the earning power, cash flow, and other liquidity ratios of such notes and will continuously monitor the financial status and ability to make payment on demand. In determining dollar average maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

GUARANTEED INVESTMENT CONTRACTS (FIXED INCOME FUND AND DIVERSIFIED ASSETS FUND)

         The Fixed Income Fund and Diversified Assets Fund may invest in GICs. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

DEPOSITARY RECEIPTS (ALL FUNDS EXCEPT MONEY MARKET FUND)

         For many foreign securities, U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent an interest in the securities of a foreign issuer deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the United States for many ADRs. The Global Opportunities Fund may also invest in EDRs and GDRs which are receipts evidencing an arrangement with European and other banks similar to that for ADRs and are designed for use in European and other securities markets. EDRs and GDRs are not necessarily denominated in the currency of the underlying security.

         Certain depositary receipts, typically those categorized as unsponsored, require the holders to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

SECURITIES OF OTHER INVESTMENT COMPANIES (ALL FUNDS).

         Each Fund may invest in securities issued by other investment companies. Each of the Funds currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Funds. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne indirectly by shareholders.

GOVERNMENT OBLIGATIONS (ALL FUNDS)

         Each of the Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" U.S. Treasury obligations ("Stripped Treasury Obligations") such as Treasury receipts issued by the U.S. Treasury representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

         Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities, such as FNMA, SLMA, or the FHLMC, since it is not obligated to do so by law. These agencies or instrumentalities are supported by the issuer's right to borrow specific amounts from the U.S. Treasury, the discretionary authority of the U.S. government to purchase certain obligations from such agencies or instrumentalities, or the credit of the agency or instrumentality.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES  (ALL FUNDS)

         Each Fund may purchase securities on a "when-issued" or "delayed-delivery" basis. The Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with their investment objectives and policies, not for investment leverage, although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than those available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a "when-issued" or "delayed-delivery" basis, the Trust's Custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy the purchase commitment, and in such case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of a Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, a Fund's liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase "when-issued" or "delayed-delivery" securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitments to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets.

         Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous. If a Fund sells a "when-issued" or "delayed-delivery" security before a delivery, any gain would be taxable.

MORTGAGE-RELATED SECURITIES (ALL FUNDS EXCEPT GLOBAL OPPORTUNITIES FUND)

         Each of the Funds, except the Global Opportunities Fund, may, consistent with its investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fixed Income Fund and the Diversified Assets Fund may, in addition, invest in mortgage-related securities issued by non-governmental entities, including collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans, subject to the rating limitations described in the Prospectus.

         Mortgage-related securities, for purposes of the Prospectus and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as FNMA and the FHLMC, as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. Accelerated prepayments have an adverse impact on yields for pass-through securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is prepaid. The opposite is true for pass-through securities purchased at a discount. The Funds may purchase mortgage-related securities at a premium or at a discount. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Funds. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.

         There are a number of important differences among the agencies and the instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guaranty is backed by the full-faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates are also supported by the authority of the GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC mortgage participation certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, organized pursuant to an Act of Congress, which is owned entirely by the Federal Home Loan banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Mortgage-related securities in which the above-named Funds may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

         CMOs are issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the mortgage assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

         The principal of and interest on the mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

         Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

CORPORATE DEBT SECURITIES (ALL FUNDS)

         The Funds may invest in investment grade corporate debt securities subject to the limitations set forth in the Prospectus. Depending upon the prevailing market conditions, the Adviser may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value the yield will be lower than the coupon rate. The Fixed Income Fund expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

         The Fixed Income Fund and Diversified Assets Fund may invest without limitation in securities which are rated the fourth highest rating group assigned by an NRSRO (e.g., securities rated BBB by S&P or Baa by Moody's) or, if not rated, are of comparable quality as determined by the Adviser ("Medium-Grade Securities"). After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. A split rated security, i.e., rated in the fourth highest category by one NRSRO and also rated below the fourth highest category by another NRSRO, will not be considered a "medium grade security."

         As with other fixed-income securities, Medium-Grade Securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of an issuer to make payments of principal and interest. Medium-Grade Securities are considered by Moody's to have speculative characteristics.

         The Fixed Income Fund and the fixed income portion of the Diversified Assets Fund may invest up to 20% of its total assets in lower rated securities. Fixed income securities with ratings below Baa (Moody's) or BBB (S&P) are considered

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
below investment grade and are commonly referred to as "junk" bonds ("Lower Rated Securities"). The Fixed Income Fund also may invest in unrated lower quality bonds.

         These Lower Rated Securities generally offer higher interest payments because the company that issues the bond - the issuer - is at greater risk of default (failure to repay the bond). This may be because the issuer is small or new to the market, the issuer has financial difficulties, or the issuer has a greater amount of debt.

         Some risks of investing in lower rated securities include:

         o Greater credit risk - Because of their more precarious financial position, issuers of high yield bonds may be more vulnerable to changes in the economy or to interest rate changes that might affect their ability to repay debt.

         o Reduced liquidity - There are fewer investors willing to buy high yield bonds than there are for higher rated, investment grade securities. Therefore, it may be more difficult to sell these securities or to receive a fair market price for them.

         o Lack of historical data - Because high yield bonds are a relatively new type of security, there is little data to indicate how such bonds will behave in a prolonged economic downturn. However, there is a risk that such an economic downturn would negatively affect the ability of issuers to repay their debts, leading to increased defaults and overall losses to the Fund.

         Particular types of Medium-Grade and Lower Rated Securities may present special concerns. The prices of payment-in-kind or zero-coupon securities react more strongly to changes in interest rates than the prices of other Medium-Grade or Lower Rated Securities. Some Medium-Grade Securities in which a Fund may, and some Lower Rated Securities which the Fixed Income Fund and the Diversified Assets Fund may, invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that such Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

         The credit ratings issued by Moody's and S&P are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Medium-Grade or Lower Rated Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, the Adviser conducts its own independent credit analysis of Medium-Grade and Lower Rated Securities.

RESTRICTED SECURITIES  (ALL FUNDS)

         Securities in which each of the Funds may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) Securities"). Section 4(2) Securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Funds, who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) Securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such
Section 4(2) Securities, thus providing liquidity. The Trust's Board of Trustees has delegated to the Adviser the day-to-day authority to determine whether a particular issue of Section 4(2) Securities that are eligible for resale under Rule 144A under the 1933 Act should be treated as liquid. Rule 144A provides a safe-harbor exemption from the registration requirements of the 1933 Act for resales to "qualified institutional buyers" as defined in the Rule. With the exception of registered broker-dealers, a qualified institutional buyer must generally own and invest on a discretionary basis at least $100 million in securities.

         The Adviser may deem Section 4(2) Securities liquid if it believes that, based on the trading markets for such security, such security can be disposed of within seven (7) days in the ordinary course of business at approximately the amount at which a Fund has valued the security. In making such determination, the Adviser generally considers any and all factors that it deems relevant, which may include: (i) the credit quality of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of market-place trades.

         Subject to the limitations described above, the Funds may acquire investments that are illiquid or of limited liquidity, such as private placements or investments that are not registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity. A Fund may not invest in additional illiquid securities if, as a result, more than 15% (10% in the case of Money Market Fund) of the market value of its net assets would be invested in illiquid securities.

         Treatment of Section 4(2) Securities as liquid could have the effect of decreasing the level of a Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

REPURCHASE AGREEMENTS  (ALL FUNDS)

         Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers which the Adviser deems creditworthy, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligations or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from the sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against the claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for the custody of a Fund's securities subject to repurchase agreements, and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's Custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

REVERSE REPURCHASE AGREEMENTS (ALL FUNDS) AND DOLLAR ROLL AGREEMENTS (FIXED INCOME FUND AND DIVERSIFIED ASSETS FUND )

         Each of the Funds may borrow money by entering into reverse repurchase agreements and, with respect to the Fixed Income Fund and Diversified Assets Fund, dollar roll agreements in accordance with these Funds' investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase the securities, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed-upon date and price. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased. At the time a Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid high-grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to insure that such equivalent value is maintained. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements and dollar roll agreements are considered to be borrowings by a Fund under the 1940 Act and, therefore, a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement or dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction.

OPTIONS TRADING (ALL FUNDS EXCEPT MONEY MARKET FUND)

         A Fund may write (or sell) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. These option contracts may be listed for trading on a national securities exchange or traded over-the-counter. A Fund may also purchase put and call options. A Fund will not write covered calls on more than 25% of its portfolio, and a Fund will not write covered calls with strike prices lower than the underlying securities' cost basis on more than 25% of its total portfolio. A Fund may not invest more than 5% of its total assets in option purchases.

         A call option gives the purchaser of the option the right to buy, and the writer has the obligation to sell, the underlying security or foreign currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or foreign currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. Put and call options purchased by the Funds are valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

         When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction" (the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has written). When the portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out an existing call option on that security or currency. If such Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the option holder, the Fund will forego the potential benefit represented by market depreciation over the exercise price.

         A Fund may sell "covered" put and call options as a means of hedging the price risk of securities in the Fund's portfolio. The sale of a call option against an amount of cash equal to the put's potential liability constitutes a "covered put."

         Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market marker. This information is carefully monitored by the Adviser and verified in appropriate cases. OTC options transactions will be made by a Fund only with recognized U.S. Government securities dealers. OTC options are subject to the Funds' 15% limit on investments in securities which are illiquid or not readily marketable (see "Investment Restrictions"), provided that OTC option transactions by a Fund with a primary U.S. Government securities dealer which has given the Fund an absolute right to repurchase according to a "repurchase formula" will not be subject to such 15% limit.

         Each of the Growth Fund, Diversified Assets Fund, and Global Opportunities Fund may also purchase or sell index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

         Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

FUTURES CONTRACTS (ALL FUNDS EXCEPT MONEY MARKET FUND)

         Each of the Funds except Money Market Fund may enter into futures contracts. This investment technique is designed primarily to hedge against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities which a Fund holds or intends to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contract, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

         The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price to sell or to purchase the underlying futures contract, upon exercising the option any time during the option period.

         Futures transactions involve broker costs and require a Fund to segregate liquid assets, such as cash, U.S. government securities or other liquid high-grade debt obligations to cover its performance under such contracts. A Fund may lose the expected benefit of futures contracts if interest rates, securities or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with its portfolio securities and foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, foreign exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

RISKS OF FUTURES AND OPTIONS INVESTMENTS (ALL FUNDS EXCEPT MONEY MARKET FUND)

         A Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in the Fund's portfolio.

         To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being classified as a "commodity pool operator," a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by such Fund plus premiums paid by it for open options on futures would exceed 5% of such Fund's total assets. Such Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which such Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 25% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underling value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high-quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (ALL FUNDS EXCEPT MONEY MARKET FUND)

         Each of the Funds, except Money Market Fund, may invest in forward foreign currency exchange contracts. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         The Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities or other assets denominated in such foreign currency. Alternatively, when a Fund believes a foreign currency will increase in value relative to the U.S. dollar, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount; however, this tends to limit potential gains which might result from a positive change in such currency relationships.

         No Fund intends to enter into such forward foreign currency exchange contracts if such Fund would have more than 15% of the value of its total assets committed to such contracts on a regular or continuous basis. A Fund also will not enter into such forward contracts or maintain a net exposure on such contracts where such Fund would be obligated to deliver an amount of foreign currency in excess of the value of such Fund's securities or other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. The Fund's Custodian segregates cash or liquid high-grade securities in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign security. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of such Fund's commitments with respect to such contracts. The Funds generally do not enter into a forward contract for a term longer than one year.

         If the Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss to the extent that there has been a movement in forward currency contract prices. If the Fund engages in an offsetting transaction it may subsequently enter into a new forward currency contract to sell the foreign currency. If forward prices decline during the period between which a Fund enters into a forward currency contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. The Funds will have to convert their holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

FOREIGN CURRENCY OPTIONS AND FUTURES TRANSACTIONS (GLOBAL OPPORTUNITIES FUND)

         The Global Opportunities Fund may invest in foreign currency options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of an option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

         A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against the decline of the value of the currency, it would not have to exercise its put. Similarly, if the Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of the purchase and the settlement date, the Fund would not have to exercise its call, but could acquire in the spot market the amount of foreign currency needed for settlement.

         The Global Opportunities Fund may invest in foreign currency futures transactions. As part of its financial futures transactions, the Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives it may achieve through forward foreign currency exchange contracts more effectively and possibly at a lower cost. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery, and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

LENDING OF PORTFOLIO SECURITIES (ALL FUNDS)

         In order to generate additional income, each of the Funds may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive 102% collateral in the form of cash or U.S. government securities. This collateral must be valued daily by the Adviser and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trust's Board of Trustees.

CONVERTIBLE SECURITIES (ALL FUNDS EXCEPT MONEY MARKET FUND)

         Convertible securities give the holder the right to exchange the security for a specific number of shares of common stock. Convertible securities include convertible preferred stocks, convertible bonds, notes and debentures, and other securities. Convertible securities typically involve less credit risk than common stock of the same issuer because convertible securities are "senior" to common stock -- i.e., they have a prior claim against the issuer's assets. Convertible securities generally pay lower dividends or interest than non-convertible securities of similar quality. They may also reflect changes in the value of the underlying common stock.

REAL ESTATE INVESTMENT TRUSTS

         Each Fund may invest in equity or debt REITs. Equity REITs are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. Debt REITs invest in obligations secured by mortgages on real property or interests in real property. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. Also, REITs may not be diversified. A REIT may fail to qualify for pass-through tax treatment of its income under the Internal Revenue Code of 1986, as amended (the "Code") and may also fail to maintain its exemption from registration under the 1940 Act. Also, REITs (particularly equity REITs) may be dependent upon management skill and face risks of failing to obtain adequate financing on favorable terms.

INVESTMENT RESTRICTIONS

         Each Fund's investment objective may not be changed without a vote of the holders of a majority of the Fund's outstanding shares. In addition, the following investment restrictions may be changed with respect to a particular Fund only by the vote of a majority of the outstanding shares of that Fund (as defined under "ADDITIONAL INFORMATION - Vote of a Majority of the Outstanding Shares" in this Statement of Additional Information). All other investment limitations described in the Prospectus or this Statement of Additional Information may be changed by the Trust's Board of Trustees.

No Fund may:

         1. Act as an underwriter of securities within the meaning of the 1933 Act except insofar as it might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting;

         2. Invest in commodities, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities.

         3. Purchase or sell real estate, except that it may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate;

         4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

               (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

               (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;

               (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

               (d) personal credit and business credit businesses will be considered separate industries.

         5. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

         6. Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

         7. Issue senior securities except to the extent permitted under the 1940 Act or any rule, order or interpretation thereunder.

         8. Borrow money (not including reverse repurchase agreements or dollar roll agreements), except that each Fund may borrow from banks for temporary or emergency purposes and then only in amounts up to 30% of its total assets at the time of borrowing (and provided that such bank borrowings and reverse repurchase agreements and dollar roll agreements do not exceed in the aggregate one-third of the Fund's total assets (10% in the case of the Money Market Fund) less liabilities other than the obligations represented by the bank borrowings, reverse repurchase agreements and dollar roll agreements), or mortgage, pledge or hypothecate any assets except in connection with a bank borrowing in amounts not to exceed 30% of the Fund's net assets at the time of borrowing.

         For purposes of the above investment limitations, the Funds treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry. In addition, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security.

         With respect to investment limitation No. 2 above, "commodities" includes commodity contracts. With respect to investment limitation No. 8 above, and as a non-fundamental policy which may be changed without the vote of shareholders, no Fund will purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets. Securities held in escrow or in separate accounts in connection with a Fund's investment practices described in the Funds' Prospectus or Statement of Additional Information are not deemed to be pledged for purposes of this limitation.

         In addition, the Funds are subject to the following non-fundamental limitations, which may be changed without the vote of shareholders.

         No Fund may:

         1. Write or sell put options, call options, straddles, spreads, or any combination thereof, except, as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, future contracts and options on futures contracts and in similar investments.

         2. Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with a Fund's investment objective and policies, (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, and (b) it may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

         3. Purchase securities of companies for the purpose of exercising control.

         4. Invest more than 15% (10% with respect to the Money Market Fund) of its net assets in illiquid securities.

         Except for the Funds' policy on illiquid securities, and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

TEMPORARY DEFENSIVE POSITIONS

         In order to meet liquidity needs or for temporary defensive purposes, each Fund may hold investments including uninvested cash reserves, that are not part of its main investment strategy. Each of the Growth Fund, Global Opportunities Fund, Diversified Assets Fund and Fixed Income Fund (the "Non-Money Market Funds") may invest up to 100% of its assets in money market instruments, including short-term debt securities issued by the U.S. Government and its agencies and instrumentalities, domestic bank obligations, commercial paper or in repurchase agreements secured by bank instruments (with regard to the Global Opportunities Fund, such investment may include those of foreign governments and companies). In addition, each Non-Money Market Fund may hold equity securities which, in the Adviser's opinion, are more conservative than the types of securities in which the Fund typically invests. To the extent the Funds are engaged in temporary or defensive investments, a Fund will not be pursuing its investment objective.

PORTFOLIO TURNOVER

         The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The SEC requires that the calculation exclude all securities whose maturities at the time of acquisition are one year or less. The portfolio turnover rates for the Funds of the Trust may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares. High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions, and may result in additional tax consequences to a Fund's shareholders.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Each of the classes of shares of the Trust's Funds is sold on a continuous basis by the Trust's distributor, BISYS Fund Services Limited Partnership ("BISYS LP" or the "Distributor"), and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. The Trust's Funds offer one or more of the following classes of shares: Class A shares, Class B shares and Class Y shares.

As stated in the Prospectus, the public offering price of Class A shares of the Money Market Fund is their net asset value per share which is sought to be maintained at $1.00. The public offering price of Class A shares of each of the other Funds is their net asset value per share next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of such Class A shares is calculated by dividing net asset value by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase.

The offering price is rounded to two decimal places each time a computation is made. The amount of sales charge reallowed to dealers is set forth below as applicable to purchases of Class A shares of a Fund.

                   AMOUNT OF SALES CHARGE REALLOWED TO DEALERS
                    AS A PERCENTAGE OF PUBLIC OFFERING PRICE*

CLASS A SHARES - Growth Fund, Global Opportunities Fund and Diversified Assets Fund


               AMOUNT OF INVESTMENT
               up to $49,999                        5.18%
               $50,000 up to $75,000                4.28%
               $75,001 up to $100,000               4.05%
               $100,001 up to $250,000              2.70%
               $250,001 up to $500,000              2.25%
               $500,001 up to $1,000,000            1.80%
               $1,000,001 and above              (See below)

CLASS A SHARES - Fixed Income Fund


               AMOUNT OF INVESTMENT
               up to $49,999                        4.28%
               $50,000 up to $75,000                4.05%
               $75,001 up to $100,000               3.15%
               $100,001 up to $250,000              2.93%
               $250,001 up to $500,000              2.25%
               $500,001 up to $1,000,000            1.80%
               $1,000,001 and above              (See below)


----------
* The staff of the Securities and Exchange Commission has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.

         Although no sales charge is applied to purchases of $1,000,000 or more, the Distributor may pay the following dealer concessions for such purchases: for Growth Fund, Global Opportunities Fund, Fixed Income Fund and Diversified Assets Fund - up to 1.00% on purchases of $1,000,000 or more.

PURCHASES BY AFFILIATES OF THE TRUST

         The following individuals may buy Class A shares at NAV without any sales charge because there are nominal sales efforts associated with their purchases:

         o   retired Trustees of the Trust;
         o any organization, or its employees, which provides services to the Funds;
         o   dealers who have an agreement with the Distributor; and
         o any trade organization to which the Adviser or the Administrator belongs.

QUANTITY DISCOUNTS IN THE SALES CHARGES

Right Of Accumulation

         The Funds permit sales charges on Class A shares to be reduced through rights of accumulation. For Class A shares, the schedule of reduced sales charges will be applicable once the accumulated value of the account has reached $50,000. For this purpose, the dollar amount of the qualifying concurrent or subsequent purchase is added to the net asset value of any other Class A shares of those Funds in the Trust owned at the time by the investor. The sales charge imposed on the Class A shares being purchased will then be at the rate applicable to the aggregate of Class A shares purchased. For example, if the investor held Class A shares of these Funds valued at $100,000 and purchased an additional $20,000 of shares of these Funds (totaling an investment of $120,000), the sales charge for the $20,000 purchase would be at the next lower sales charge on the schedule (i.e., the sales charge for purchases over $100,000 but less than $250,000). There can be no assurance that investors will receive the cumulative discounts to which they may be entitled unless, at the time of placing their purchase order, the investors, their dealers, or Service Organizations make a written request for the discount. The cumulative discount program may be amended or terminated at any time. This particular privilege does not entitle the investor to any adjustment in the sales charge paid previously on purchases of shares of the Funds. If the investor knows that he will be making additional purchases of shares in the future, he may wish to consider executing a Letter of Intent.

Letter Of Intent

         The schedule of reduced sales charges is also available to Class A investors who enter into a written Letter of Intent providing for the purchase, within a 13-month period, of Class A shares of a particular Fund. Shares of such Fund previously purchased during a 90-day period prior to the date of receipt by the Fund of the Letter of Intent which are still owned by the shareholder may also be included in determining the applicable reduction, provided the shareholder, dealer, or Service Organization notifies the Fund of such prior purchases.

        A Letter of Intent permits an investor in Class A shares to establish a total investment goal to be achieved by any number of investments over a 13-month period. Each investment made during the period will receive the reduced sales commission applicable to the amount represented by the goal as if it were a single investment. A number of shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Fund in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

         The Letter of Intent does not obligate the investor to purchase, or a Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. The Fund is authorized by the shareholder to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Fund, increase the amount of the stated goal. In that event, shares purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase Fund shares pursuant to a Letter of Intent should carefully read the application for Letter of Intent which is available from the Fund.

The Trust may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the New York Stock Exchange (the "NYSE") is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Trust of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Trust to determine the fair market value of its net assets

                                 NET ASSET VALUE

         As indicated in the Prospectus, the net asset value of each Fund is determined and the shares of each Fund are priced as of the Valuation Times defined in the Prospectus on each Business Day of the Trust. A "Business Day" is a day on which the NYSE is open for trading. Currently, the NYSE will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

VALUATION OF THE MONEY MARKET FUND

         The Money Market Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The value of securities in the Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

         Pursuant to Rule 2a-7, the Money Market Fund will maintain a dollar-weighted average maturity appropriate to the Fund's objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security with a remaining maturity of more than 397 days (thirteen months) (securities subject to repurchase agreements may bear longer maturities) nor will it maintain a dollar-weighted average maturity which exceeds 90 days. The Trust's Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the investment objective of the Fund, to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 0.5%, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations. As permitted by Rule 2a-7 and the procedures adopted by the Board, certain of the Board's responsibilities under the Rule may be delegated to the Adviser.

VALUATION OF THE NON-MONEY MARKET FUNDS

         Portfolio securities, the principal market for which is a securities exchange, will be valued at the closing sales price on that exchange on the day of computation or, if there have been no sales during such day, at the latest bid quotation. Portfolio securities, the principal market for which is not a securities exchange, will be valued at their latest bid quotation in such principal market. In either case, if no such bid price is available then such securities will be valued in good faith at their respective fair market values using methods by or under the supervision of the Board of Trustees of the Trust. Portfolio securities with a remaining maturity of 60 days or less will be valued either at amortized cost or original cost plus accrued interest, which approximates current value.

         Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of Trustees. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.

         All other assets and securities, including securities for which market quotations are not readily available, will be valued at their fair value as determined in good faith under the general supervision of the Board of Trustees of the Trust.

REDEMPTION IN KIND


Although the Funds intend to pay share redemptions in cash, the Funds reserve the right to make payment in whole or in part in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than $250,000 or 1% of a Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

         Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. The Trustees elect the officers of the Trust who supervise its day-to-day operations.

         The Trust will be managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently four Trustees, one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act. The Trustees of the Trust receive $2,000 for each Board meeting attended, plus reimbursement for expenses incurred in connection with attending meetings. However, no officer or employee of the Distributor, BISYS Fund Services Ohio, Inc. ("BISYS"), or Allianz of America, Inc. (the "Adviser") or its affiliates receives any compensation from the Trust for acting as a Trustee of the Trust. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS, an affiliate of the Distributor, receives fees from the Trust for acting as Administrator and Transfer Agent and for providing certain fund accounting services.

         The Trustees and Officers of the Trust, their addresses, ages and their principal occupations during the past 5 years are as follows:

     NAME AND ADDRESS                   POSITION WITH THE                    PRINCIPAL OCCUPATION
                                              TRUST                           DURING PAST 5 YEARS
                                                                            AND OTHER AFFILIATIONS
David P. Marks*, Age 52              Chairman of the Board,          1991 to present; Chief
55 Greens Farms Road                 Trustee and President           Investment Officer of Allianz of
Westport, CT 06881-5160                                              America, Inc.

Harrison Conrad, Age 65              Trustee                         1995 to present, board member
79 Dorchester Road                                                   of Capital Re Corporation, a
Darien, CT  06820                                                    financial-guaranty reinsurer;
                                                                     serves as an advisor to several
                                                                     companies in the financial services
                                                                     industry; Retired from J.P. Morgan in
                                                                     1995 after 34 years, during which he
                                                                     worked in the corporate finance,
                                                                     general banking, investments, venture
                                                                     capital, strategic planning and
                                                                     marketing development and legal
                                                                     areas.

     NAME AND ADDRESS                   POSITION WITH THE                    PRINCIPAL OCCUPATION
                                              TRUST                           DURING PAST 5 YEARS
                                                                            AND OTHER AFFILIATIONS

Roger Gelfenbien, Age 56             Trustee                         Retired; from 1983 to August, 1999,
37 Stonegate Drive                                                   Partner of Andersen Consulting; Chairman
Wethersfield, CT  06109                                              of the Board of the University of
                                                                     Connecticut.

Arthur C. Reeds III, Age 55          Trustee                         September 1999 to present,
36 Fernwood Road                                                     Chairman, Chief Executive and
West Hartford, CT  06119                                             President of Conning Corp. a money
                                                                     manager; 1997 to September 1999,
                                                                     Investment Consultant; from 1991 to
                                                                     1997, Chief Investment Officer of
                                                                     CIGNA Corporation;; member of the
                                                                     Board of Connecticut Water Service,
                                                                     Inc.


Charles L. Booth, Age 39             Vice President                  April 1988 to present, Vice
BISYS Fund Services, Inc.                                            President of Fund Administration
3435 Stelzer Road                                                    of BISYS Fund Services.
Columbus, Ohio 43219

Gary Brown, Age 46                   Vice President                  1991 to present, Senior
55 Greens Farms Road                                                 Managing Director of Allianz of
Westport, CT  06881-5160                                             America, Inc.

     NAME AND ADDRESS                   POSITION WITH THE                    PRINCIPAL OCCUPATION
                                              TRUST                           DURING PAST 5 YEARS
                                                                            AND OTHER AFFILIATIONS
Ronald M. Clark, Age 52              Vice President                  1980 to present, Senior
55 Greens Farms Road                                                 Managing Director of Allianz of
Westport, CT  06881-5160                                             America, Inc.

Edwin Ghigliotty, Age 43             Vice President                  April 1999 to present, Chief
55 Greens Farms Road                                                 Administrative Officer of Allianz
Westport, CT  06881-5160                                             of America, Inc. 1991 to April
                                                                     1999, Senior Vice President of
                                                                     Operations and Chief Financial
                                                                     Officer of Jefferson Insurance
                                                                     Group.

Gregory T. Maddox, Age 31            Vice President                  April 1991 to present, Vice
BISYS Fund Services, Inc.                                            President, Client Services of
1230 Columbia St                                                     BISYS Fund Services.
Suite 500
San Diego, CA 92101

Irimga McKay, Age 39                 Vice President                  November 1988 to present,
BISYS Fund Services, Inc.                                            Senior Vice President, Client
1230 Columbia St                                                     Services of BISYS Fund Services.
Suite 500
San Diego, CA 92101

Chris Pinkerton, Age 41              Vice President                  April 1999 to present, President,
1750 Hennepin Avenue                                                 USAllianz Investor Services and
Minneapolis, MN  55403-2195                                          Vice President, Allianz Life
                                                                     Insurance Co. of North America.
                                                                     Prior to joining Allianz, Vice
                                                                     President of marketing, sales
                                                                     operations and director of
                                                                     marketing at Nationwide
                                                                     Financial Services.


Jennifer L. Ryan, Age 33             Vice President                  October 1999 to present, Director
55 Greens Farms Road                                                 of Mutual Funds, Allianz of America,
Westport, CT 06881-5160                                              Inc.; 1993 to October 1999, Managing
                                                                     Director, Key Asset Management.

Brian Welker, Age 32                 Vice President                  May 1998 to present, Senior
55 Greens Farms Road                                                 Business Analyst and
Westport, CT  06881-5160                                             Compliance Officer at Allianz of
                                                                     America, Inc.; 1989 to 1998,
                                                                     Internal Auditor with the
                                                                     Internal Revenue Service.


     NAME AND ADDRESS                   POSITION WITH THE                    PRINCIPAL OCCUPATION
                                              TRUST                           DURING PAST 5 YEARS
                                                                            AND OTHER AFFILIATIONS

Lisa M. Hurley, Age 44               Secretary                       May 1998 to present, Senior
BISYS Fund Services, Inc.                                            Vice President and General
90 Park Avenue                                                       Counsel of BISYS Fund
New York, NY 10016                                                   Services; May 1996 to May 1998,
                                                                     General Counsel of Moore
                                                                     Capital Management, Inc.;
                                                                     October 1993 to May 1996
                                                                     Senior Vice President & General
                                                                     Counsel of Northstar Investment
                                                                     Management Corporation.


Paige C. Hodgin, Age 33              Assistant Secretary             1992 to present, Director of
BISYS Fund Services, Inc.                                            Legal Services of BISYS Fund
3435 Stelzer Road                                                    Services.
Columbus, Ohio 43219

Alaina V. Metz, Age 36               Assistant Secretary             June 1995 to present, Chief
BISYS Fund Services, Inc.                                            Administration Officer of BISYS
3435 Stelzer Road                                                    Fund Services.  Supervisor of
Columbus, Ohio 43219                                                 Alliance Capital Management for
                                                                     more than five years prior to
                                                                     joining BISYS.

Gary Tenkman, Age 29                 Treasurer                       April 1998 to present, Vice
BISYS Fund Services, Inc.                                            President of Financial Services
3435 Stelzer Road                                                    of BISYS Fund Services; prior to
Columbus, Ohio 43219                                                 joining BISYS, served as an
                                                                     Audit Manager for Ernst &
                                                                     Young LLP.


         *Mr. Marks is an "interested person" of the Trust, as defined in the 1940 Act because of his employment with the Adviser. He receives no compensation from the Trust for acting as a Trustee. It is anticipated that each Trustee (except Mr. Marks) will receive an aggregate of $8,000 in compensation from the Trust and total compensation from the Trust and the Fund Complex of $16,000 for the first fiscal year of the Trust.


Each of the above-named Trustees and officers also hold the same position with USAllianz Variable Insurance Products Trust, an investment company that is also advised by the Adviser. The Trust and USAllianz Variable Insurance Products Trust comprise the USAllianz "Fund Complex."

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         As of October 25, 1999, the Trustees and officers of the Trust, as a group, owned none of the shares of any Fund of the Trust. As of October 25, 1999, the Adviser, owned beneficially 100% of each of the Funds. The Adviser may be presumed to control both the Trust and each of the Funds because it possesses or shares investment or voting power with respect to more than 25% of the total shares outstanding of certain of the Funds. As a result, the Adviser may have the ability to elect the Trustees of the Trust, approve the Investment Advisory and Distribution Agreements for each of the Funds and to control any other matters submitted to the shareholders of the Funds for their approval or ratification.


THE ADVISER

         Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment objectives and restrictions, investment advisory services are provided to the Funds of the Trust by the Adviser.

         The Adviser is a registered investment adviser since 1981. The Adviser, 55 Greens Farms Road, Westport, Connecticut 06881 is a Delaware corporation incorporated on June 15, 1976 and as of December 31, 1998 had $21,310,812,000 of assets under management. The Adviser has no previous experience in providing investment management services to an investment company. Allianz AG Holding is the principal owner of the Adviser. Allianz AG Holding, headquartered in Munich Germany, is one of the world's largest insurance and financial services companies with operations in 68 countries.

         Under the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services for each of the Trust's Funds as described in the Prospectus. For the services provided and the expenses assumed pursuant to the Investment Advisory Agreement, each of the Trust's Funds pays the Adviser a fee, computed daily and paid monthly, at an annual rate calculated as a percentage of the average daily net assets of that Fund. The annual rates for the Funds are as follows: .75% for the Growth Fund; .55% for the Diversified Assets Fund; .50% for the Fixed Income Fund; .95% for the Global Opportunities Fund; and .35% for the Money Market Fund. The Adviser may periodically voluntarily reduce all or a portion of its advisory fee with respect to any Fund to increase the net income of one or more of the Funds available for distribution as dividends.

         Pursuant to the Investment Advisory Agreement, the Adviser will pay all expenses, including as applicable, the compensation of any subadvisers directly appointed by it, incurred by it in connection with its activities under the Investment Advisory Agreement other than the cost of securities (including brokerage commissions) if any, purchased for the Trust.

         Unless sooner terminated, the Investment Advisory Agreement continues in effect as to a particular Fund for an initial period of two years and thereafter for successive one-year periods if such continuance is approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund and (ii) by vote of a majority of the Trustees who are not parties to the Investment Advisory Agreement, or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a particular Fund at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of that Fund, or by the Adviser. The Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

         The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss suffered by a Fund resulting from a breach of fiduciary duty with respect to its receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

         Pursuant to an expense limitation agreement, the Adviser has agreed to limit each Fund's and class' total expenses and the Adviser is entitled to recoup any waived fees to the extent the actual total operating expenses are less than the stated expense caps. The expense limitations are set forth in the Fee Table in the Prospectus.

PORTFOLIO TRANSACTIONS

         Pursuant to the Investment Advisory Agreement, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with each Fund's objective and restrictions, which securities are to be purchased and sold by a Fund and selects brokers to execute such Fund's portfolio transactions.

         Purchases and sales of portfolio securities which are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Trust, where possible will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

         Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in the manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Adviser may receive orders for transactions on behalf of the Trust. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to such adviser by the Trust . Such information may be useful to the Adviser in serving both the Trust and other clients and, conversely supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Trust.

         While the Adviser generally seeks competitive commissions, the Trust may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.


         Except as permitted by applicable rules under the 1940 Act, the Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser or the Distributor, or their affiliates, and will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements. Subject to the requirements of the 1940 Act and the oversight of the Board of Trustees of the Trust, the Funds may borrow from the Adviser for temporary or emergency purposes in order to meet unanticipated redemptions or to meet payment obligations when a portfolio transaction "fails" due to circumstances beyond a Fund's control.


         Investment decisions for each Fund of the Trust are made independently from those made for the other Funds or any other portfolio investment company or account managed by the Adviser. Any such other portfolio, investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, portfolio, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund(s) and such other portfolio, investment company, or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other Funds or for other portfolios, investment companies, or accounts in order to obtain best execution. In making investment recommendations for the Trust, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Adviser, its parent or affiliates, and, in dealing with its customers, the Adviser, its parent and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

         BISYS, whose principal location of business is 3435 Stelzer Road, Columbus, Ohio 43219, serves as the administrator (the "Administrator"), transfer agent (the "Transfer Agent") and fund accountant (the "Fund Accountant") to the Trust pursuant to a Services Agreement dated as of October 6, 1999 (the "Services Agreement").

         As Administrator, BISYS has agreed to maintain office facilities for the Trust; furnish statistical and research data, clerical and certain bookkeeping services and stationery and office supplies; prepare the periodical reports to the SEC on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file certain federal and state tax returns and required tax filings; prepare compliance filings pursuant to state securities laws with the advice of the Trust's counsel; keep and maintain the financial accounts and records of the Funds, including calculation of daily expense accruals; and generally assist in all aspects of the Trust's operations other than those performed by the Adviser under the Investment Advisory Agreement or by the Custodian under the Custody Agreement. Under the Services Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

         As Transfer Agent, BISYS performs the following services in connection with each Fund's shareholders of record: maintains shareholder records; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Funds on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitations.

         As Fund Accountant, BISYS maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with Funds, custodians, affirmation to the Trust's custodian of all portfolio trades and cash settlements, verification and reconciliation with the Trust's custodian of all daily trade activities; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds.

         BISYS receives a fee from each Fund for its services as Administrator, Transfer Agent and Fund Accountant and expenses assumed pursuant to the Services Agreement, calculated daily and paid monthly, at the annual rate of .10% of the combined average daily net assets of the Funds up to $5 billion; .07% of the combined average daily net assets of the Funds of the next $5 billion; and .05% of the combined average daily net assets of the Funds if over $10 billion. From time to time, BISYS may waive all or a portion of the administration fee payable to it by the Funds, either voluntarily or pursuant to applicable statutory expense limitations.

         Unless sooner terminated as provided therein, the Services Agreement between the Trust and BISYS will continue in effect for three years. The Services Agreement thereafter shall be renewed for successive three-year terms unless terminated by either party not less than 60 days prior to the expiration of such term if such continuance is approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the affected Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of any party to the Services Agreement cast in person at a meeting called for such purpose. The Services Agreement is terminable with respect to a particular Fund at any time on 60 days' written notice without penalty by vote of the Trustees, by vote of a majority of the outstanding shares of that Fund or by BISYS.

         The Services Agreement provides that BISYS shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Services Agreement relates, except a loss from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from the reckless disregard by BISYS of its obligations and duties thereunder.

DISTRIBUTOR


         BISYS LP, whose principal location of business is 3435 Stelzer Road, Columbus, Ohio 43219, serves as distributor to the Trust pursuant to a Distribution Agreement dated as of October 27, 1999 (the "Distribution Agreement"). The Distribution Agreement provides that the Distributor will use its best efforts to maintain a broad distribution of the Funds' shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.


         Unless otherwise terminated, the Distribution Agreement between the Trust and BISYS LP is effective for one year from the date of the Prospectus and thereafter will continue in effect for successive one-year periods if approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable at any time on 60 days' written notice without penalty by the Trustees, by a vote of a majority of the shareholders of the Trust, or by BISYS LP on 90 days' written notice. The Distribution Agreement will automatically terminate in the event of any assignment as defined in the 1940 Act.

         DISTRIBUTION PLAN. A Distribution Plan (the "Plan") has been adopted by each of the Funds pursuant to Rule 12b-1 of the 1940 Act. The Plan for each Fund provides for different rates of fee payment with respect to Class A shares and Class B shares, as described in the Prospectus. No Plan has been adopted for Class Y shares of any Fund. Pursuant to the Plans, the Funds may pay directly or reimburse the Distributor monthly in amounts described in the Prospectus for costs and expenses of marketing the shares, or classes of shares, of the Funds.

         The Plan provides for payments by each Fund to the Distributor at an annual rate not to exceed 0.75% of the Fund's average net assets attributable to its Class B shares and 0.25% of the Funds' average net assets attributable to Class A shares. The Distributor also receives the proceeds of any CDSC imposed on redemptions of Class B shares.

         Although Class B shares are sold without an initial sales charge, the Distributor pays a sales commission equal to 4.00% of the amounts invested in each of the Funds to securities dealers and other financial institutions who sell Class B shares. The Distributor may, at times, pay sales commissions higher than the above on sales of Class B shares. These commissions are not paid on exchanges from other Funds and sales to investors for whom the CDSC is waived.

         Under each Plan, each Fund pays the Distributor and other securities dealers and other financial institutions and organizations for certain distribution activities. Selling dealers may be paid amounts subject to overall limits applicable to each class. Amounts received by the Distributor may, additionally, subject to each Plan's maximums, be used to cover certain other costs and expenses related to the distribution of Fund shares and provision of service to Fund shareholders, including: (a) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (b) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; (c) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (d) such other similar services as the Trustees determine to be reasonably calculated to result in the sale of shares of the Funds. Each Fund will pay all costs and expenses in connection with the preparation, printing and distribution of the Prospectus to current shareholders and the operation of its Plan(s), including related legal and accounting fees. A Fund will not be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount payable under a Plan for that Fund in that year.


         The Plan provides that it may not be amended to increase materially the costs which the Funds or a class of shares may bear pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the particular Plan or any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust have been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plan with respect to each of the Funds was approved by the Board of Trustees and by the Trustees who are neither "interested persons" nor have any direct or indirect financial interest in the operation of any Plan ("Plan Trustee"), by vote cast in person at a October 6, 1999 meeting called for the purpose of voting on the Plan, and by the sole shareholder of each class of shares of each of the Funds on October 26, 1999. The continuance of the Plan is subject to similar annual approval by the Trustees and the Plan Trustees. Each Plan is terminable with respect to a class of shares of a Fund at any time by a vote of a majority of the Plan Trustees or by vote of the holders of a majority of the shares of the class. The Board of Trustees has concluded that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.


SHAREHOLDER SERVICE FEES

         The Trust may also contract with banks, trust companies, broker-dealers (other than BISYS or BISYS LP) or other financial organizations ("Service Organizations") to provide certain administrative services for the Funds. Services provided by Service Organizations may include among other things: providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with client orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in client-designating accounts; providing periodic statements showing a client's account balance and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a client's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Funds to clients; and providing such other services as the Funds or a client reasonably may request, to the extent permitted by applicable statute, rule or regulation. Neither BISYS, BISYS LP nor the Adviser will be a Service Organization or receive fees for servicing.

         Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts that might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

CUSTODIAN

         The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675, serves as Custodian to the Trust pursuant to the Custody Agreement dated as of October 6, 1999 (the "Custody Agreement"). The Custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments.

INDEPENDENT AUDITORS

         KPMG LLP, 2 Nationwide Plaza, Columbus, OH 43215 serves as the independent auditors for the Trust.

LEGAL COUNSEL

         Dickstein Shapiro Morin and Oshinsky LLP, 2101 L Street NW, Washington, D.C. 20037 serves as counsel to the Trust and the Adviser.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

         The Trust is a Delaware business trust organized on July 13, 1999. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Pursuant to such authority, the Board of Trustees has established five series: the Growth Fund, Global Opportunities Fund, Fixed Income Fund, Diversified Assets Fund and Money Market Fund and has authorized the issuance of an unlimited number of Class A, Class B and Class Y shares of each such Fund. Each share of each Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights except that Class B shares convert to Class A shares after 8 years. Shares are redeemable and transferable.

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual shareholder meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of net asset value applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of each Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect all of the Trustees to be elected at a meeting.

         After the initial meeting as described above, no further shareholder meetings for the purpose of electing Trustees will be held, unless required by law, unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

VOTE OF A MAJORITY OF THE OUTSTANDING SHARES


         As used in the Funds' Prospectus and in this Statement of Additional Information, "vote of a majority of the outstanding shares" of the Trust or the Fund means the affirmative vote, at an annual or special meeting of shareholders duly called, of the lesser of: (a) 67% or more of the votes of shareholders of the Trust or the Fund, present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Trust or the Fund are represented in person or by proxy, or (b) the holders of more than fifty percent (50%) of the outstanding votes of shareholders of the Trust or the Fund.


ADDITIONAL TAX INFORMATION

         Each Fund intends to qualify as a "regulated investment company" (a "RIC" under the Code). Such qualification generally will relieve the Funds of liability for federal income taxes to the extent their earnings are distributed in accordance with the Code. However, taxes may be imposed on the Funds, particularly the Global Opportunities Fund, by foreign countries with respect to income received on foreign securities. Depending on the extent of each Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to a federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends-received deduction for corporations.

         A non-deductible 4% excise tax is also imposed on regulated investment companies that do not make distributions to shareholders on a timely basis in accordance with calendar-year distribution requirements (regardless of whether they otherwise have a non-calendar taxable year). These rules require annual distributions equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year were less than the required amount, a particular Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Each of the Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable distributions paid to a shareholder who has provided either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure to report properly payments of interest or dividends.

         Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon. Dividends, including capital gain dividends, declared in October, November, or December with a record date of such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

         Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

         A portion of the difference between the issue price and the face amount of zero coupon securities ("Original Issue Discount") will be treated as income to any Fund holding securities with Original Issue Discount each year although no current payments will be received by such Fund with respect to such income. This original issue discount will comprise a part of the investment company taxable income of such Fund which must be distributed to shareholders in order to maintain its qualification as a RIC and to avoid federal income tax at the level of the relevant Fund. Taxable shareholders of such a Fund will be subject to income tax on such original issue discount, whether or not they elect to receive their distributions in cash. In the event that a Fund acquires a debt instrument at a market discount, it is possible that a portion of any gain recognized on the disposition of such instrument may be treated as ordinary income.

         A Fund's investment in options, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and certain equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing, a long-term or short-term capital gain or loss upon lapse of the option or sale of the underlying stock or security.

         By contrast, a Fund's treatment of certain other options, futures and forward contracts entered into by the Fund is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include regulated futures contracts, foreign currency contracts, non-equity options and dealer equity options. Each such Section 1256 position held by a Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of that Fund's fiscal year, and all gain or loss associated with fiscal year transactions and marked-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within such Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources, such as the sale of the Fund's shares. In these ways, any or all of these rules may affect the amount, character and timing of income earned and in turn distributed to shareholders by the Funds.

         When a Fund holds options or contracts which substantially diminish its risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a straddle for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of securities owned by a Fund and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles, i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256, position which may reduce or eliminate-the operation of these straddle rules.

         Each Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of a Fund as a RIC under Subchapter M of the Code.

         In order for a Fund to qualify as a RIC for any taxable year, at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, including gains from foreign currencies, and other income derived with respect to the business of investing in stock, securities or currencies. Future Treasury regulations may provide that foreign exchange gains may not qualify for purposes of the 90% limitation if such gains are not directly related to a Fund's principal business of investing in stock or securities, or options or futures with respect to such stock or securities. Currency speculation or the use of currency forward contracts or other currency instruments for non-hedging purposes may generate gains deemed to be not directly related to the Fund's principal business of investing in stock or securities and related options or futures. Each Fund will limit its activities involving foreign exchange gains to the extent necessary to comply with the above requirements.

         The federal income tax treatment of interest rate and currency swaps is unclear in certain respects and may in some circumstances result in the realization of income not qualifying under the 90% limitation described above. Each Fund will limit its interest rate and currency swaps to the extent necessary to comply with this requirement.

         Information set forth in the Prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation, including any application of foreign, state or local tax laws. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

ADDITIONAL TAX INFORMATION CONCERNING THE GLOBAL OPPORTUNITIES FUND

         The Global Opportunities Fund may invest in non-U.S. corporations, which would be treated as "passive foreign investment companies" ("PFICs") under the Code which will result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent that the Global Opportunities Fund invests in PFICs, it may adopt certain tax strategies to reduce or eliminate the adverse effects of certain federal tax provisions governing PFIC investments. Many non-U.S. banks and insurance companies may not be treated as PFICs if they satisfy certain technical requirements under the Code. To the extent that the Global Opportunities Fund invests in foreign securities which is determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the Global Opportunities Fund shareholders. Therefore, the payment of this tax would reduce the Global Opportunities Fund's economic return from its PFIC investments. Gains from dispositions of PFIC shares and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

PERFORMANCE INFORMATION

        From time to time performance information for the Funds showing their average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a Fund will be calculated for the period since the establishment of the Fund and will reflect the imposition of the maximum sales charge, if any. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield of a Fund will be computed by dividing a Fund's net investment income per share earned during a recent one-month period by that Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each Fund may also present its average annual total return, aggregate total return and yield, as the case may be, excluding the effect of a sales charge, if any.

         In addition, from time to time the Funds may present their respective distribution rates in shareholder reports and in supplemental sales literature which is accompanied or preceded by a Prospectus and in shareholder reports. Distribution rates will be computed by dividing the distribution per share over a twelve-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gains dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.

         Total return and yield are functions of the type and quality of instruments held in the portfolio, levels of operation expenses and changes in market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. In addition, if the Adviser or BISYS voluntarily reduce all or a part of their respective fees, as further discussed in this Prospectus, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.

YIELDS OF THE MONEY MARKET FUND

        The standardized seven-day yield for the Money Market Fund is computed:
(1) by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in that Fund having a balance of one share at the beginning of the seven-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts; (2) dividing the difference by the value of the account at the beginning of the base period to obtain the base period return; and (3) annualizing the results (i.e., multiplying the base period return by (365/7)). The net change in the account value of the Money Market Fund includes the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and any additional shares, and all fees, other than non-recurring account charges charged to all shareholder accounts in proportion to the length of the base period and assuming that Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are net realized gains and losses from the sale of securities and unrealized appreciation and depreciation.

         The effective yield for the Money Market Fund is computed by compounding the base period return, as calculated above by adding one to the base period return, raising the sum to a power equal to 365 divided by seven and subtracting one from the result. Each of the thirty-day yields and effective yields is calculated as described above except that the base period is 30 days rather than 7 days.

         At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.

YIELDS OF THE NON-MONEY MARKET FUNDS

         Yields of each of the Non-Money Market Funds will be computed by analyzing net investment income per share for a recent thirty-day period and dividing that amount by a Fund share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of the Non-Money Market Funds will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses of the Trust allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of each of the Funds.

CALCULATION OF TOTAL RETURN

         Average annual total return is a measure of the change in value of the investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by:
(1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.

PERFORMANCE COMPARISONS

        Investors may judge the performance of the Funds by comparing their performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as the Morgan Stanley Capital International EAFE Index and those prepared by Dow-Jones & Co., Inc., Standard & Poor's Corporation, Shearson-Lehman Brothers, Inc. and the Russell 2000 Growth Index and to data prepared by Lipper Analytical Services, Inc. a widely recognized independent service which monitors the performance of mutual funds, Morningstar, Inc. and the Consumer Price Index. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The Bond Buyer's Weekly, 20-Bond Index, The Bond Buyer's Index, The Bond Buyer, The New York Times, Business Week, Pensions and Investments, and USA Today. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above, may be included in advertisements and in reports to shareholders,

         From time to time, the Funds may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Trust;
(5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Funds may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications. Such performance examples will be based on an expressed set of assumptions and are not indicative of the performance of any of the Funds.

         Morningstar, Inc., Chicago, Illinois, rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based on a fund's historical risk/reward ratio as determined by Morningstar relative to other funds in that fund's class. Funds are divided into classes based upon the respective investment objectives. The one- to five-star ratings represent the following ratings by Morningstar, respectively: Lowest, Below Average, Neutral, Above Average and Highest.

         Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly a Fund's yield or performance may not provide for comparison with bank deposits or other investments which provide fixed returns for a stated period of time. Yield and performance are functions of a Fund's quality, composition and maturity as well as expenses allocated to the Fund. Fees imposed on customer accounts by the Adviser or its affiliated or correspondent banks or cash management services will reduce a Fund's effective yield to its customers.

MISCELLANEOUS

         Individual Trustees are elected by the shareholders and, subject to removal by a vote of two-thirds of the Board of Trustees, serve until their successors are elected and qualified. Meetings of shareholders are not required to be held at any specific intervals. Individual Trustees may be removed by vote of the shareholders voting not less than two-thirds of the shares then outstanding.

         The Trust is registered with the SEC as a management investment company. Such registration does not involve supervision of the management policies of the Trust.

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC by payment of the prescribed fee.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

FINANCIAL STATEMENTS


         The Trust's balance sheet as of October 25, 1999 has been audited by KPMG LLP and is included herein along with the report thereon of KPMG LLP, independent auditors of the Trust.

                          INDEPENDENT AUDITORS' REPORT


The Board of Trustees
USAllianz Funds:


We have audited the accompanying statements of assets and liabilities of the USAllianz Funds (comprised of the Money Market Fund, Fixed Income Fund, Diversified Assets Fund, Growth Fund and Global Opportunities Fund) (collectively, the Funds), as of October 25, 1999, and the related statements of operations for the day ended October 25, 1999. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of cash owned as of October 25, 1999, by confirmation with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the USAllianz Funds at October 25, 1999, and the results of its operations for the day then ended, in conformity with generally accepted accounting principles.


                                                 KPMG LLP


Columbus, Ohio
October 25, 1999

                                                          USALLIANZ FUNDS
                                               STATEMENTS OF ASSETS AND LIABILITIES
                                                         OCTOBER 25, 1999

                                                                  MONEY        FIXED      DIVERSIFIED                    GLOBAL
                                                                  MARKET       INCOME        ASSETS        GROWTH    OPPORTUNITIES
                                                                   FUND         FUND          FUND          FUND         FUND
                                                                 -------      -------     -----------     -------    -------------
ASSETS
      Cash                                                       $20,000      $20,000       $20,000       $20,000       $20,000
      Reimbursement receivable from the Advisor                   30,000       30,000        30,000        30,000        30,000
                                                                 -------      -------       -------       -------       -------
      Total Assets                                                50,000       50,000        50,000        50,000        50,000

LIABILITIES
      Accrued organizational expenses                             30,000       30,000        30,000        30,000        30,000
                                                                 -------      -------       -------       -------       -------
      Total Liabilities                                           30,000       30,000        30,000        30,000        30,000


                                                                 -------      -------       -------       -------       -------
NET ASSETS                                                       $20,000      $20,000       $20,000       $20,000       $20,000
                                                                 =======      =======       =======       =======       =======

NET ASSETS CONSIST OF:
      Capital                                                    $20,000      $20,000       $20,000       $20,000       $20,000

                                                                 -------      -------       -------       -------       -------
NET ASSETS                                                       $20,000      $20,000       $20,000       $20,000       $20,000
                                                                 =======      =======       =======       =======       =======

CLASS Y SHARES
      Net Assets                                                 $10,000      $10,000       $10,000       $10,000       $10,000
      Shares Outstanding                                          10,000        1,000         1,000         1,000         1,000
      Offering and Redemption price per share                    $  1.00      $ 10.00       $ 10.00       $ 10.00       $ 10.00
                                                                 =======      =======       =======       =======       =======

CLASS B SHARES
      Net Assets                                                              $ 5,000       $ 5,000       $ 5,000       $ 5,000
      Shares Outstanding                                                          500           500           500           500
      Offering price per share*                                               $ 10.00       $ 10.00       $ 10.00       $ 10.00
                                                                              =======       =======       =======       =======

CLASS A SHARES
      Net Assets                                                 $10,000      $ 5,000       $ 5,000       $ 5,000       $ 5,000
      Shares Outstanding                                          10,000          500           500           500           500
      Redemption price per share                                 $  1.00      $ 10.00       $ 10.00       $ 10.00       $ 10.00
                                                                 =======      =======       =======       =======       =======

      Maximum sales charge                                           N/A         4.75%         5.75%         5.75%         5.75%
                                                                 -------      -------       -------       -------       -------

      Maximum offering price per share (100%/(100% = Maximum
        sales charge) of net asset value adjusted
        to the nearest cent)                                     $  1.00      $ 10.50       $ 10.61       $ 10.61       $ 10.61
                                                                 =======      =======       =======       =======       =======


*-Redemption price per share varies by length of time shares are held.

                       See Notes to Financial Statements.

                                                           USALLIANZ FUNDS
                                                      STATEMENTS OF OPERATIONS
                                               FOR THE PERIOD ENDED OCTOBER 25, 1999*

                                                                MONEY          FIXED       DIVERSIFIED                    GLOBAL
                                                                MARKET         INCOME        ASSETS         GROWTH     OPPORTUNITIES
                                                                 FUND           FUND          FUND           FUND          FUND
                                                               --------       -------      -----------      -------    -------------
INVESTMENT INCOME
      none                                                     $   --        $   --         $   --         $   --         $   --

EXPENSES
      Organization costs                                         30,000        30,000         30,000         30,000         30,000
      Reimbursement of expenses                                 (30,000)      (30,000)       (30,000)       (30,000)       (30,000)
                                                               --------      --------       --------       --------       --------
      Net expenses                                                 --            --             --             --             --

                                                               --------      --------       --------       --------       --------
NET INVESTMENT INCOME                                          $   --        $   --         $   --         $   --         $   --
                                                               ========      ========       ========       ========       ========

*     The date of initial capitalization was October 25, 1999

                       See Notes to Financial Statements.

                                 USALLIANZ FUNDS

                          NOTES TO FINANCIAL STATEMENTS
                                October 25, 1999

1.       ORGANIZATION

         The USAllianz Funds (the "Trust") was organized as a Delaware business trust on July 13th, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust consists of five series, the Money Market Fund, the Fixed Income Fund, the Diversified Assets Fund, the Growth Fund, and the Global Opportunities Fund (collectively the "Funds" and individually a "Fund"). The Trust is authorized to issue an unlimited number of shares. Currently, the Funds are authorized to issue three classes of shares, Class Y Shares, Class A Shares, and Class B shares (except for the Money Market Fund which currently does not offer Class B Shares).

         The Money Market Fund's objective is current income consistent with stability of principal. The Fixed Income Fund's objective is to maximize total return with secondary emphasis on income. The Diversified Assets Fund's objective is total return consistent with reduction of long-term volatility. The Growth Fund's objective is long term capital growth. The Global Opportunities Fund's objective is long term capital growth.

2.       SIGNIFICANT ACCOUNTING POLICIES

         ORGANIZATION EXPENSE. All costs incurred by the Trust in connection with the organization of the Funds and the initial public offering of shares of the Funds, principally professional fees and printing, will be reimbursed to the Funds by Allianz of America, Inc. (the "Investment Advisor") and is subject to recovery by the Investment Advisor pursuant to the Expense Limitation Agreement (See Note 3).

         FEDERAL INCOME TAXES: The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of taxable income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.

         USE OF ESTIMATES: Estimates and assumptions are required to be made regarding assets and liabilities and the reported amounts of income and expenses for the period when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.

3.       RELATED PARTY TRANSACTIONS

         Allianz of America, Inc., (the "Investment Adviser") will serve as the investment adviser of the Fund. Under the terms of an investment advisory agreement between the Trust and the

         Investment Adviser, the Investment Adviser will be entitled to receive fees based on a percentage of the average net assets of each Fund.

         The Funds will pay the Investment Advisor an annual rate based on the Fund's average daily net assets as follows:

                  ----------------------------------------------
                    Fund                               Fee Rate
                    ----                               --------
                  ----------------------------------------------
                    Money Market Fund                  .35%
                  ----------------------------------------------
                    Fixed Income Fund                  .50%
                  ----------------------------------------------
                    Diversified Assets Fund            .55%
                  ----------------------------------------------
                    Growth Fund                        .75%
                  ----------------------------------------------
                    Global Opportunities Fund          .95%
                  ----------------------------------------------

         Pursuant to the Expense Limitation Agreement, the Investment Adviser has contractually agreed to waive a portion of its advisory fees and if necessary reimburse each Fund's organizational and operational expenses so that each of the Fund's net expenses are at or below the following annualized expense ratios (the "Caps"):

                  ----------------------------------------------------------
                    Fund                               Expense Limitation
                    ----                               ------------------
                  ----------------------------------------------------------
                    Money Market Fund
                  ----------------------------------------------------------
                       Class A                         0.88%
                  ----------------------------------------------------------
                       Class Y                         0.63%
                  ----------------------------------------------------------
                    Fixed Income Fund
                  ----------------------------------------------------------
                       Class A                         1.05%
                  ----------------------------------------------------------
                       Class B                         1.80%
                  ----------------------------------------------------------
                       Class Y                         0.80%
                  ----------------------------------------------------------
                    Diversified Assets Fund
                  ----------------------------------------------------------
                       Class A                         1.20%
                  ----------------------------------------------------------
                       Class B                         1.95%
                  ----------------------------------------------------------
                       Class Y                         0.95%
                  ----------------------------------------------------------
                    Growth Fund
                  ----------------------------------------------------------
                       Class A                         1.28%
                  ----------------------------------------------------------
                       Class B                         2.03%
                  ----------------------------------------------------------
                       Class Y                         1.03%
                  ----------------------------------------------------------
                    Global Opportunities Fund
                  ----------------------------------------------------------
                       Class A                         1.85%
                  ----------------------------------------------------------
                       Class B                         2.60%
                  ----------------------------------------------------------
                       Class Y                         1.60%
                  ----------------------------------------------------------

         If at any point during the period prior to September 30th, 2002, the operational expenses of the Funds fall below the Caps, the Investment Adviser may recoup fees previously waived or reimbursed fees so long as the amount of recouped fees does not 1) cause the Funds' aggregate expenses on an annualized basis to exceed the Caps, and 2) exceed the fees previously waived or reimbursed by the Investment Adviser.

         As part of the Trust's organization, each Fund (except the Money Market
         Fund) has issued in a private placement 500 shares of beneficial interest of Class A and Class B Shares and 1,000 shares of beneficial interest of Class Y to the Investment Adviser at $10.00 a share. The Money Market Fund issued 10,000 shares of beneficial interest of Class A and Class Y Shares to the Investment Advisor at $1.00 a share. The Trust has had no operations except for the initial issuance of Class Y, Class A, and Class B Shares to each fund (except Class B to the Money Market Fund) and organizational expenses accrued and reimbursed.

         BISYS Fund Services Ohio, Inc. ("BISYS"), a wholly-owned subsidiary of The BISYS Group, Inc., will serve as the administrator, transfer agent and fund accountant to the Funds. BISYS will also serve as principal underwriter and distributor of the Funds' shares.

         Certain Trustees and officers of the Trust are affiliated with the Investment Adviser or BISYS. Such persons are not paid directly by the Trust for serving in those capacities.

         Pursuant to the Shareholder Servicing Plan, the Fund's Class B shares pay BISYS for the provision of certain services at an annual rate of 0.25% of the value of the average daily net assets of each Fund. The services provided may include personal services relating to shareholder accounts and services related to the maintenance of such shareholder accounts. BISYS may pay financial institutions, including the Investment Adviser, broker/dealers and other institutions in respect to these services. Pursuant to the Distribution Plan, each Fund's Class A and Class B Shares pays BISYS for advertising, marketing and distributing such shares at an annual rate of 0.25% and 0.75%, respectively, of the value of the average daily net assets represented by that class. BISYS may pay financial institutions, broker/dealers and other institutions, with respect of these services.

                                    APPENDIX


COMMERCIAL PAPER RATINGS

         A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.

Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the rating categories.

         The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

         "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

         "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

         Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated "F1."

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

         Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

         "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

         "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


CORPORATE LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - Debt is more vulnerable to non-payment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

         "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

         PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba," "B," "Caa," "Ca" and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

         Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

         The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

         "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

         "BB," "B," "CCC," "DD" and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

         To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

         The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

         "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.

         "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.

         "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this category.

         "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

         To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

         Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

         "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

         "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

         "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BB," "B," "CCC" and "CC" - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

         "D" - This designation indicates that the long-term debt is in default.

         PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

           Exhibit
           Number       Description of Exhibit
           ------       ----------------------


           (a)          Agreement and Declaration of Trust dated 7/13/99 (1)
           (b)          By-laws (1)
           (c)          Not Applicable
           (d)          Form of Investment Advisory Agreement dated October __,
                        1999*
           (e)          Form of Distribution Agreement dated October __, 1999 *
           (f)          Not Applicable
           (g)          Custody Agreement dated October 6, 1999 *
           (h)(1)       Services Agreement dated October 6, 1999*
           (h)(2)       Form of Shareholder Services Agreement*
           (h)(3)       Form of Expense Limitation Agreement dated October __,
                        1999*
           (i)          Opinion and Consent of Counsel to the Registrant*
           (j)          Consent of KPMG LLP*
           (k)          N/A
           (l)          N/A
           (m)          Form of Rule 12b-1 Plan*
           (n)          N/A
           (o)          Form of Rule 18f-3 Plan *
           (p)          Powers of Attorney*
*        Filed herewith.

(1) Filed with initial registration statement on July 21, 1999, and incorporated herein by reference.

(2) Filed as an exhibit to Pre-Effective Amendment #1 on October 15, 1999 and incorporated herein by reference.


ITEM 24.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.

ITEM 25.      INDEMNIFICATION

         The Trust's Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in or not opposed to the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties or, in a criminal proceeding, such Trustee or officers had reasonable cause to believe their conduct was unlawful. The Trust, at its expense, will provide liability insurance for the benefit of its Trustees and officers.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 26.      BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER


Allianz of America, Inc., the Registrant's investment adviser (the "Adviser"), is a registered investment adviser. The Adviser manages private accounts representing assets of approximately $21 billion. The Adviser, (and its predecessor organization) has been engaged in advising private client accounts since 1976. The Adviser was organized on June 15, 1976.

         Set forth below is a description of other business, profession, vocation or employment of a substantial nature in which each member/principal/officer of the Adviser is or has been engaged, at any time during the past two fiscal years, for his own account or in the capacity of director, officer, employee, partner or trustee:

NAME                             POSITION WITH ADVISER          OTHER BUSINESS                 ADDRESS
Henning Schulte-Noelle         Director and President and      Chairman, Managing Board,      Koeniginstrasse 28
                               Chief Executive Officer         Allianz AG                     Munich, Germany 80802


Lowell C. Anderson             Director                        Chairman, President and        1750 Hennepin Avenue
                                                               Chief Executive Officer,       Minneapolis, MN 55403
                                                               Allianz Life Insurance Co.
                                                               of North America

Diethart Breipohl              Director                        Member of Board of             Koeniginstrasse 28
                                                               Management, Allianz AG         Munich, Germany 80802

Herbert F. Hansmeyer           Director                        Member of Board of             Koeniginstrasse 28
                                                               Management, Allianz AG         Munich, Germany 80802


David P. Marks                 Director, Chief Investment      N/A                            55 Greens Farms Road
                               Officer and Secretary                                          Westport, CT 06881


Hans-Juergen Schinzler         Director                        Chairman of The Board of       Koeniginstrasse 107
                                                               Management Munich              Munich, Germany 80791
                                                               Reinsurance, Company

Ronald M. Clark                Chief Operating Officer and     N/A                            55 Greens Farms Road
                               Treasurer                                                      Westport, CT 06881

Ed Ghigliotty                  Chief Administrative Officer    Senior Vice President of       55 Greens Farms Road
                               (since 4/99)                    Operations & Chief Financial   Westport, CT 06881
                                                               Officer, Jefferson Insurance
                                                               company of New York (prior
                                                               to 4/99)


Gary Brown                     Vice President and Manager      N/A                            55 Greens Farms Road
                               Director                                                       Westport, CT 06881

Wendell R. Kurtz               Vice President and Managing     N/A                            55 Greens Farms Road
                               Director                                                       Westport, CT 06881

Raymond W. Gebhardt            Assistant Secretary             Assistant Tax Director,        777 San Marin Drive
                                                               Fireman's Fund Insurance Co.   Novato, CA 94998

ITEM 27.      PRINCIPAL UNDERWRITER

         (a) BISYS Fund Services L.P. serves as the Registrant's principal underwriter and serves as the principal underwriter for the following investment companies:

                           BISYS FUND SERVICES LIMITED PARTNERSHIP
                           ---------------------------------------
                                Alpine Equity Trust
                                American Performance Funds
                                AmSouth Mutual Funds
                                The BB&T Mutual Funds Group
                                The Coventry Group
                                ESC Strategic Funds, Inc.
                                The Eureka Funds
                                Governor Funds
                                Fifth Third Funds
                                Hirtle Callaghan Trust
                                HSBC Funds Trust and HSBC Mutual Funds Trust
                                INTRUST Funds Trust

                                The Infinity Mutual Funds, Inc.
                                The Kent Funds
                                Magna Funds
                                Meyers Investment Trust
                                Mercantile Mutual Funds
                                MMA Praxis Mutual Funds
                                M.S.D.&T. Funds
                                Pacific Capital Funds
                                The Parkstone Advantage Funds
                                Republic Advisor Funds Trust
                                Republic Funds Trust
                                Sefton Funds Trust
                                Summit Investment Trust
                                Variable Insurance Funds
                                The Victory Portfolios
                                The Victory Variable Insurance Funds
                                Vintage Mutual Funds, Inc.

         (b)      Directors, Officers and Partners.


Name and Principal             Position                 Positions and
Business Address               with Underwriter         Offices with Registrant
- ----------------             ----------------         -----------------------

BISYS Fund Services, Inc.      Sole General Partner             None
3435 Stelzer Road
Columbus, Ohio 43219
WC Subsidiary Corporation      Sole Limited Partner             None
150 Clove Road
Little Falls, New Jersey

         (c) None

ITEM 28.      LOCATION OF ACCOUNTS AND RECORDS

         Registrant's accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are in the physical possession of the following:

         BISYS Fund Services
         3435 Stelzer Road, Columbus, Ohio 43219
         ----------------------------------------
              31a-1(a)
              31a-1(b)(2)A, B, C and D
              31a-1(b) 4, 5, 6, 8, 9, 10, 11, 12
              31a-2(a) 1 and 2
              31a-2(c)

         Allianz of America, Inc.
         55 Greens Farms Road, Westport, Connecticut 06881
         --------------------------------------------------
              31a-1(b) 10
              31a-1(f)
              31a-2(e)
              31a-1(d)
              31a-2(c)
              31a-2(e)


         Not Applicable
         --------------
              31a-1(b) 3 and 7
              31a-1(c)
              31a-1(e)
              31a-2(b)
              31a-2(d)

ITEM 29.      MANAGEMENT SERVICES

         N/A

ITEM 30.      UNDERTAKINGS

              (a) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the removal of a trustee if requested to do so by the holders of at least 10% of the Registrant's outstanding shares.

              (b) Registrant undertakes to provide the support to shareholders specified in Section 16(c) of the 1940 Act as though that section applied to the Registrant.


              (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, in the State of Ohio on the 26th day of October, 1999.


                                         USALLIANZ FUNDS


                                         By:  /s/ David P. Marks*
                                         ----------------------------
                                         David P. Marks
                                         Chairman of the Board and President


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement of USAllianz Funds has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURE                                TITLE                                        DATE
---------                                -----                                        ----
/s/ David P. Marks*                      Trustee, Chairman of the Board and           October 26, 1999
-----------------------------            President (principal executive officer)
David P. Marks

/s/ Harrison Conrad*                     Trustee                                      October 26, 1999
-----------------------------
Harrison Conrad

/s/ Roger Gelfenbien*                    Trustee                                      October 26, 1999
-----------------------------
Roger Gelfenbien

/s/ Arthur C. Reeds III*                 Trustee                                      October 26, 1999
-----------------------------
Arthur C. Reeds III

/s/ Gary Tenkman*                        Treasurer (principal financial and           October 26, 1999
-----------------------------            accounting officer)
Gary Tenkman


*By: /s/ Charles Booth
     -----------------------------                                                    October 26, 1999
     Charles Booth
     -------------
     Attorney-in-Fact

                                 USALLIANZ FUNDS

                                INDEX OF EXHIBITS


DESCRIPTION OF EXHIBIT                                                 EXHIBIT
----------------------                                                 -------
REFERENCE
---------
Agreement and Declaration of Trust dated July 13, 1999....................(a)(1)
By-laws ..................................................................(b)(1)
Form of Investment Advisory Agreement dated October __, 1999 ............(d)*
Form of Distribution Agreement dated October __, 1999 .................. (e)*
Custody Agreement dated October 6, 1999 ...............................(g)(1)*
Services Agreement dated October 6, 1999 ..............................(h)(1)*
Form of Shareholder Services Agreement.................................(h)(2)*
Form of Expense Limitation Agreement dated October __, 1999 ..........(h)(3)*
Opinion and Consent of Counsel to the Registrant..........................(i)*
Consent of KPMG LLP.......................................................(j)*
Rule 12b-1 Plan of Distribution...........................................(m)*
Rule 18f-3 Plan...........................................................(o)*
Powers of Attorney........................................................(p)*



* Filed herewith.




--------------------
(1) Filed with initial registration statement on July 21, 1999, and incorporated herein by reference.


(2) Filed as an exhibit to Pre-Effective Amendment #1 on October 15, 1999 and incorporated herein by reference.